                                                                     EXHIBIT 4.1

--------------------------------------------------------------------------------



                               UNITED USN, INC.

                                 $137,000,000

                      14% SENIOR DISCOUNT NOTES DUE 2003



                      -----------------------------------

                                   INDENTURE

                        DATED AS OF SEPTEMBER 30, 1996

                     ------------------------------------


                        HARRIS TRUST AND SAVINGS BANK,

                                    TRUSTEE


--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE

  Reconciliation and tie between the Trust Indenture Act of 1939, as amended, and the Indenture, dated as of September 30, 1996

 Trust
Indenture
  Act                                                                 Indenture
Section                                                               Section
-------                                                               ---------
 (S)310(a)(1).......................................................     7.10
       (a)(2).......................................................     7.10
       (a)(3).......................................................     N.A.
       (a)(4).......................................................     N.A.
       (a)(5).......................................................     7.10
       (b)   .......................................................     7.08; 7.10
       (c)   .......................................................     N.A.
 (S)311(a)   .......................................................     7.11
       (b)   .......................................................     7.11
       (c)   .......................................................     N.A.
 (S)312(a)   .......................................................     7.06(a);
             .......................................................     7.06(b)
       (b)   .......................................................     7.06(c)
       (c)   .......................................................     7.06(d)
 (S)313(a)   .......................................................     7.06(e)
       (b)   .......................................................     N.A.
       (c)   .......................................................     7.06(e);
             .......................................................     7.06(f)
       (d)   .......................................................     7.06
 (S)314(a)   .......................................................     4.18; 4.19
       (b)   .......................................................     N.A.
       (c)(1).......................................................     1.04; 12.03;
             .......................................................     12.03
       (c)(2).......................................................     1.04; 2.02;
             .......................................................     12.03
       (c)(3).......................................................     N.A.
       (d)   .......................................................     N.A.
       (e)   .......................................................     12.04
       (f)   .......................................................     N.A.
 (S)315(a)   .......................................................     7.01(b)
       (b)   .......................................................     7.05(a)
       (c)   .......................................................     7.01(a)
       (d)   .......................................................     7.01(c)
       (e)   .......................................................     6.10
 (S)316(a) (last sentence)..........................................     2.08
       (a)(1)(A)....................................................     6.05
       (a)(1)(B)....................................................     6.04
       (a)(2).......................................................     N.A.
       (b)   .......................................................     6.07
       (c)   .......................................................     9.05

 (S)317(a)(1).......................................................     6.03
       (a)(2).......................................................     6.08
       (b)   .......................................................     2.04
 (S)318(a)   .......................................................     12.01

  Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........................    1
     SECTION 1.01.   Definitions................................................    1
     SECTION 1.02.   Incorporation by Reference of Trust Indenture Act..........   28
     SECTION 1.03.   Rules of Construction......................................   29
     SECTION 1.04.   Form of Documents Delivered to Trustee.....................   29
     SECTION 1.05.   Acts of Holders............................................   30

ARTICLE II

THE SENIOR NOTES................................................................   33
     SECTION 2.01.   Form and Dating............................................   33
     SECTION 2.02.   Execution and Authentication...............................   36
     SECTION 2.03.   Registrar and Paying Agent.................................   37
     SECTION 2.04.   Paying Agent to Hold Money in Trust........................   38
     SECTION 2.05.   Global Senior Notes........................................   38
     SECTION 2.06.   Transfer and Exchange......................................   39
     SECTION 2.07.   Replacement Senior Notes...................................   44
     SECTION 2.08.   Outstanding Senior Notes...................................   44
     SECTION 2.09.   Temporary Senior Notes.....................................   45
     SECTION 2.10.   Cancellation...............................................   46
     SECTION 2.11.   Payment of Interest; Interest Rights Preserved.............   46
     SECTION 2.12.   Authorized Denominations...................................   47
     SECTION 2.13.   Computation of Interest, etc...............................   47
     SECTION 2.14.   Persons Deemed Owners......................................   48
     SECTION 2.15.   CUSIP Numbers..............................................   48

ARTICLE III

REDEMPTION......................................................................   48
     SECTION 3.01.   Notice to Trustee..........................................   48
     SECTION 3.02.   Selection of Senior Notes to be Redeemed...................   48
     SECTION 3.03.   Notice of Redemption.......................................   49
     SECTION 3.04.   Effect of Notice of Redemption.............................   50
     SECTION 3.05.   Deposit of Redemption Price................................   51
     SECTION 3.06.   Senior Notes Redeemed in Part..............................   51
     SECTION 3.07.   Optional Redemption........................................   51

ARTICLE IV

COVENANTS.......................................................................   52
     SECTION 4.01.   Payment of Senior Notes....................................   52

Note: This table of contents shall not, for any purpose, be deemed to be part of this Indenture.

                                                                                 Page
                                                                                 ----
     SECTION 4.02.   Maintenance of Office or Agency............................   53
     SECTION 4.03.   Money for the Senior Note Payments to be Held in Trust.....   53
     SECTION 4.04.   Corporate Existence........................................   54
     SECTION 4.05.   Maintenance of Property....................................   54
     SECTION 4.06.   Payment of Taxes and Other Claims..........................   54
     SECTION 4.07.   Repurchase at the Option of Holders upon a Change of
          Control...............................................................   55
     SECTION 4.08.   Limitation on Asset Sales..................................   57
     SECTION 4.09.   Limitation on Indebtedness.................................   62
     SECTION 4.10.   Limitation on Issuance of Guarantees by Restricted
          Subsidiaries..........................................................   64
     SECTION 4.11.   Limitation on Liens........................................   65
     SECTION 4.12.   Limitation on Sale and Leaseback Transactions..............   65
     SECTION 4.13.   Restricted Payments........................................   65
     SECTION 4.14.   Limitation on Dividends and Other Payment Restrictions
          Affecting Subsidiaries................................................   69
     SECTION 4.15.   Limitation on Issuance and Sale of Capital Stock of
          Restricted Subsidiaries...............................................   70
     SECTION 4.16.   Transactions with Affiliates...............................   71
     SECTION 4.17.   Restricted and Unrestricted Subsidiaries...................   72
     SECTION 4.18.   Reports....................................................   72
     SECTION 4.19.   Compliance Certificate; Notice of Default or Event of
          Default...............................................................   73
     SECTION 4.20.   Issuance of Senior Note Contingent Warrants................   74
     SECTION 4.21.   Limitations on Line of Business............................   74
     SECTION 4.22.   Outside Director...........................................   74
     SECTION 4.23.   Waiver of Certain Covenants................................   74

ARTICLE V

CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER............................   75
     SECTION 5.01.   Merger, Consolidation or Sale of Assets....................   75
     SECTION 5.02.   Successor Corporation Substituted..........................   76

ARTICLE VI

DEFAULTS AND REMEDIES...........................................................   77
     SECTION 6.01.   Events of Default..........................................   77
     SECTION 6.02.   Acceleration...............................................   79
     SECTION 6.03.   Other Remedies.............................................   81
     SECTION 6.04.   Waiver of Existing Defaults................................   81
     SECTION 6.05.   Control by Majority........................................   82
     SECTION 6.06.   Limitation on Suits........................................   82
     SECTION 6.07.   Rights of Holders to Receive Payment.......................   83
     SECTION 6.08.   Trustee May File Proofs of Claim...........................   83
     SECTION 6.09.   Priorities.................................................   84

                                                                                 Page
                                                                                 ----
     SECTION 6.10.   Undertaking for Costs......................................   85
     SECTION 6.11.   Waiver of Usury, Stay or Extension Laws....................   85
     SECTION 6.12.   Trustee May Enforce Claims Without Possession of
          the Senior Notes......................................................   85
     SECTION 6.13.   Restoration of Rights and Remedies.........................   86
     SECTION 6.14.   Rights and Remedies Cumulative.............................   86
     SECTION 6.15.   Delay or Omission Not Waiver...............................   86

ARTICLE VII

TRUSTEE.........................................................................   86
     SECTION 7.01.   Duties of Trustee..........................................   86
     SECTION 7.02.   Rights of Trustee..........................................   87
     SECTION 7.03.   Individual Rights of Trustee...............................   89
     SECTION 7.04.   Trustee's Disclaimer.......................................   89
     SECTION 7.05.   Notice of Defaults.........................................   89
     SECTION 7.06.   Preservation of Information; Reports by Trustee to
          Holders...............................................................   89
     SECTION 7.07    Compensation and Indemnity.................................   91
     SECTION 7.08.   Replacement of Trustee.....................................   92
     SECTION 7.09.   Successor Trustee by Merger................................   94
     SECTION 7.10.   Eligibility; Disqualification..............................   94
     SECTION 7.11.   Preferential Collection of Claims Against Company..........   95

ARTICLE VIII

DEFEASANCE......................................................................   96
     SECTION 8.01.   Company's Option to Effect Legal Defeasance or Covenant
          Defeasance............................................................   96
     SECTION 8.02.   Legal Defeasance and Discharge.............................   96
     SECTION 8.03.   Covenant Defeasance........................................   97
     SECTION 8.04.   Conditions to Defeasance or Covenant Defeasance............   97
     SECTION 8.05.   Deposited Money and U.S. Government Obligations to be
          Held in Trust; Miscellaneous Provisions...............................   99
     SECTION 8.06.   Reinstatement..............................................   99

ARTICLE IX

AMENDMENTS......................................................................  100
     SECTION 9.01.   Without Consent of Holders.................................  100
     SECTION 9.02.   With Consent of Holders....................................  101
     SECTION 9.03.   Effect of Supplemental Indentures..........................  102
     SECTION 9.04.   Compliance with Trust Indenture Act........................  102
     SECTION 9.05.   Revocation and Effect of Consents and Waivers..............  102
     SECTION 9.06.   Notation on or Exchange of Senior Notes....................  102

                                                                                 Page
                                                                                 ----
     SECTION 9.07.   Trustee to Execute Supplemental Indentures.................  103
     SECTION 9.08    Solicitation of Consents...................................  104

ARTICLE X

SENIOR NOTE GUARANTEES..........................................................  104
     SECTION 10.01   Senior Note Guarantees.....................................  104
     SECTION 10.02   Limitation of Guarantor's Liability........................  107
     SECTION 10.03   Execution and Delivery of Senior Note Guarantees...........  108
     SECTION 10.04   When a Guarantor May Merge, etc............................  108
     SECTION 10.05   Release of a Guarantor.....................................  108

ARTICLE XI

SATISFACTION AND DISCHARGE......................................................  109
     SECTION 11.01   Satisfaction and Discharge.................................  109
     SECTION 11.02   Application of Trust Money.................................  110
     SECTION 11.03   Repayment to the Company...................................  111
     SECTION 11.04   Reinstatement..............................................  111

ARTICLE XII

MISCELLANEOUS...................................................................  111
     SECTION 12.01.  Trust Indenture Act Controls...............................  112
     SECTION 12.02.  Notices....................................................  112
     SECTION 12.03.  Certificate and Opinion as to Conditions Precedent.........  112
     SECTION 12.04.  Statements Required in Certificate or Opinion..............  113
     SECTION 12.05.  Communications by Holders with Other Holders...............  113
     SECTION 12.06.  Rules by Trustee, Paying Agent and Registrar...............  113
     SECTION 12.07.  Payments on Business Days..................................  113
     SECTION 12.08.  Governing Law..............................................  113
     SECTION 12.09.  No Recourse Against Others.................................  113
     SECTION 12.10.  Successors.................................................  114
     SECTION 12.11.  Counterparts...............................................  114
     SECTION 12.12.  Table of Contents; Headings................................  114
     SECTION 12.13.  Severability...............................................  114
     SECTION 12.14.  Further Instruments and Acts...............................  114
     SECTION 12.15.  Independent Covenants......................................  114

EXHIBIT A      FORM OF INITIAL GLOBAL SENIOR NOTE
EXHIBIT B      FORM OF INITIAL CERTIFICATED SENIOR NOTE
EXHIBIT C      FORM OF EXCHANGE GLOBAL SENIOR NOTE
EXHIBIT D      FORM OF EXCHANGE CERTIFICATED SENIOR NOTE
EXHIBIT E      REGISTRATION RIGHTS AGREEMENT
EXHIBIT F      WARRANT AGREEMENT


SCHEDULE A     EXISTING INDEBTEDNESS
SCHEDULE B     [INTENTIONALLY OMITTED]
SCHEDULE C     REQUIRED INVESTMENTS
SCHEDULE D     EXISTING LIENS
SCHEDULE E     EXISTING CONTRACTS WITH AFFILIATES
SCHEDULE F     EXISTING AGREEMENTS OR STOCK OPTIONS INVOLVING COMMON STOCK

     INDENTURE, dated as of September 30, 1996, between UNITED USN, INC., a Delaware corporation (the "Company"), having its principal office at 10 South Riverside Plaza, Suite 410, Chicago, Illinois 60606-3709, and HARRIS TRUST AND SAVINGS BANK, as trustee hereunder (the "Trustee"), having its Corporate Trust Office at 311 West Monroe, Chicago, Illinois 60606.

                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation and issue of its 14% Senior Discount Notes due 2003 (the "Initial Senior Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor and for, if and when issued in exchange for the Initial Senior Notes pursuant to this Indenture and the Registration Rights Agreement, the Company's 14% Senior Discount Notes due 2003 (the "Exchange Senior Notes," and together with the Initial Senior Notes, the "Senior Notes"), the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid instrument of the Company, in accordance with their respective terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and the purchase of the Initial Senior Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Senior Notes, as follows:

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01.  Definitions.  For all purposes of this Indenture, except as
                    -----------
otherwise expressly provided or unless the context otherwise requires:

     "Accreted Value" means, for any Specified Date, the amount provided below
      --------------
for each $1,000 principal amount at Stated Maturity of the Senior Notes:

     (a) if the Specified Date occurs on one of the following dates (each a "Semi-Annual Accrual Date"), the Accreted Value will equal the amount set forth below for such Semi-Annual Accrual Date:

     Semi-Annual Accrual Date                         Accreted Value
     ------------------------                         --------------
          March 30, 1997..............................  $  666.34
          September 30, 1997..........................     712.99
          March 30, 1998..............................     762.90
          September 30, 1998..........................     816.30
          March 30, 1999..............................     873.44
          September 30, 1999..........................     934.58
          March 30, 2000..............................   1,000.00

          (b) if the Specified Date occurs before the first Semi-Annual Accrual Date, the Accreted Value will equal the sum of (i) $622.75 and (ii) an amount equal to the product of (A) the Accreted Value for the first Semi-Annual Accrual Date less the original issue price multiplied by (B) a fraction, the numerator of which is the number of days from the Issue Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days elapsed from the Issue Date to the first Semi-Annual Accrual Date, using a 360-day year of twelve 30-day months;

          (c) if the Specified Date occurs between two Semi-Annual Accrual Dates, the Accreted Value will equal the sum of (i) the Accreted Value for the Semi-Annual Accrual Date immediately preceding such Specified Date and
     (ii) an amount equal to the product of (A) the Accreted Value for the immediately following Semi-Annual Accrual Date less the Accreted Value for the immediately preceding Semi-Annual Accrual Date multiplied by (B) a fraction, the numerator of which is the number of days from the immediately preceding Semi-Annual Accrual Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; or

          (d) if the Specified Date occurs after the last Semi-Annual Accrual Date, the Accreted Value will equal $1,000.

     "Acquired Indebtedness" means, with respect to any specified Person,
      ---------------------
Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, but excluding Indebtedness which is extinguished, retired or repaid in connection with such Person merging with or into or becoming a Subsidiary of such specified Person.

     "Act" when used with respect to any Holder, has the meaning set forth in
      ---
Section 1.05 hereof.

     "Adjusted Net Assets" of a Guarantor at any date means the amount by which
      -------------------
the fair value of the assets and Property of such Guarantor exceeds the total amount of liabilities, including without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Guarantor at such date.

     "Affiliate" means, as to any Person, any other Person which directly or
      ---------
indirectly controls, or is under common control with, or is controlled by, such Person; provided that each Unrestricted Subsidiary shall be deemed to be an Affiliate of the Company and of each other Subsidiary of the Company; provided
                                                                      --------
that any lender under a Credit Facility shall not be deemed to be an Affiliate solely as the result of the Credit Facility; and provided, further, that neither
                                                 --------  -------
the Company nor any of its Wholly-Owned Restricted Subsidiaries shall be deemed to be Affiliates of each other. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), and as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise; provided that
                                                                  --------
beneficial ownership of 10% or more of the Voting Stock of a Person (on a fully diluted basis) shall be deemed to be control.

     "Affiliate Transaction" has the meaning set forth in Section 4.16 hereof.
      ---------------------

     "Agent Member" has the meaning set forth in Section 2.05(a) hereof.
      ------------

     "Asset Sale" means, with respect to any Person, any transfer, conveyance,
      ----------
sale, lease or other disposition (including, without limitation, dispositions pursuant to any consolidation or merger) by such Person or any of its Restricted Subsidiaries to any Person other than to such Person or a Restricted Subsidiary of such Person, in one transaction or a series of related transactions (each hereinafter referred to as a "Disposition"), of (a) Capital Stock of or other equity interests in any Restricted Subsidiary (other than director's qualifying shares) except as provided in clause (iv) of this definition, (b) all or substantially all of the assets of any division or line of business of such Person or of any of the Restricted Subsidiaries or (c) Property or assets of such Person or any of its Restricted Subsidiaries, the Fair Market Value of which exceeds $500,000, other than (i) a Disposition of Property in the ordinary course of business and consistent with industry practice, (ii) a Disposition of Eligible Cash Equivalents, (iii) a Disposition of an Investment that constitutes a Restricted Payment permitted under Section 4.13(a) hereof, (iv) a Disposition of no more than

10 percent of the Capital Stock of USN Solutions on a fully diluted basis pursuant to the exercise of the USN Solutions Option, (v) a Disposition by the Company in connection with a transaction permitted under Article V hereof and
(vi) contribution of assets to any Unrestricted Subsidiary constituting an Investment otherwise permitted hereunder.

     "Asset Sale Offer" has the meaning set forth in Section 4.08(c) hereof.
      ----------------

     "Asset Sale Payment Date" has the meaning set forth in Section 4.08(d)(ii)
      -----------------------
hereof.

     "Asset Sale Purchase Price" has the meaning set forth in Section 4.08(c)
      -------------------------
hereof.

     "Attributable Indebtedness" means, with respect to any Sale and Leaseback
      -------------------------
Transaction of any Person, as at the time of determination, the greater of (i) the capitalized amount in respect of such transaction that would appear on the balance sheet of such Person in accordance with GAAP and (ii) the present value (discounted at a rate consistent with accounting guidelines, as determined in good faith by such Person) of the payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty).

     "Average Life" means, as of any date, with respect to any debt security or
      ------------
Disqualified Stock, the quotient obtained by dividing (i) the sum of the products of (x) the number of years from such date to the dates of each scheduled principal payment or redemption payment (including any sinking fund or mandatory redemption payment requirements) of such debt or Disqualified Stock multiplied in each case by (y) the amount of such principal or redemption payment, by (ii) the sum of all such principal or redemption payments.

     "Board of Directors" means, with respect to any Person, the Board of
      ------------------
Directors (or similar governing body) of such Person or any committee of the Board of Directors (or similar governing body) duly authorized to act on behalf of such Board of Directors (or similar governing body).

     "Board Resolution" means a duly adopted resolution of the Board of
      ----------------
Directors of a Person in full force and effect at the time of determination and certified as such by the Secretary or an Assistant Secretary of such Person.

     "BT" means BT Capital Partners, Inc.
      --

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
that is not a day on which banking institutions in The City of New York or the City of Chicago are authorized or obligated by law, executive order or regulation to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent
      ------------------------
or other payment amounts under a lease of (or other Indebtedness arrangement conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person prepared in accordance with GAAP and the Stated Maturity thereof shall be the date of the last payment of rent or any amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" in any Person means any and all shares, interests,
      -------------
participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than Indebtedness convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

     "Cash Proceeds" means, with respect to any Asset Sale or issuance or sale
      -------------
of Capital Stock by any Person, the aggregate consideration received in respect of such sale or issuance by such Person in the form of cash and Eligible Cash Equivalents; provided that with regard to an Asset Sale, any liabilities (as
             --------
shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Senior Notes or Senior Note Guarantees, if any) which are assumed by the transferee of any such assets and from which the Company and such Restricted Subsidiary are completely released shall be deemed Cash Proceeds.

     "Certificated Senior Notes" means Initial Certificated Senior Notes and
      -------------------------
Exchange Certificated Senior Notes.

     "Change of Control" shall be deemed to occur if (i) the sale, conveyance,
      -----------------
transfer or lease (other than to the Company or any Wholly-Owned Restricted Subsidiary of the Company), whether direct or indirect, of all or substantially all of the assets of the Company or of the Company and its Restricted Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act) shall have occurred; or (ii) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act), other than any Permitted Holder or Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35 percent of the total voting power of all classes of the Voting Stock of the Company (including any warrants, options or rights to acquire such Voting Stock), calculated on a fully diluted basis, and such voting power percentage is greater than or equal to the total voting power percentage then beneficially owned by the Permitted Holders in the aggregate; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     "Change of Control Offer" has the meaning set forth in Section 4.07(a)
      -----------------------
hereof.

     "Change of Control Payment Date" has the meaning set forth in Section
      ------------------------------
4.07(b)(ii) hereof.

     "Change of Control Purchase Price" has the meaning set forth in Section
      --------------------------------
4.07(a) hereof.

     "Chase" means Chase Capital Partners.
      -----

     "CIBC" means CIBC Wood Gundy Ventures, Inc.
      ----

     "clearing agency" has the meaning set forth in Section 3(a)(23) of the
      ---------------
Exchange Act.

     "Commission" means the United States Securities and Exchange Commission, as
      ----------
from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

     "Common Stock" means, with respect to any Person, all Capital Stock of such
      ------------
Person that is generally entitled to vote in the election of directors of such Person and any rights (other than Indebtedness convertible into such Capital Stock), warrants or options to acquire such Capital Stock of such Person.

     "Company"  means the party named as such in the preamble to this Indenture
      -------
until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means such successor.

     "Company Order" means a written order signed in the name of the Company by
      -------------
(i) its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, a Vice Chairman or a Vice President, and (ii) its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

     "Consolidated Interest Expense" means, with respect to any Person for any
      -----------------------------
period, without duplication (A) the sum of (i) the aggregate amount of cash and non-cash interest expense (including capitalized interest) of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP in respect of Indebtedness (including, without limitation, (v) any amortization of debt discount, (w) net costs associated with Interest Hedging Obligations (including any amortization of discounts), (x) the interest portion of any deferred payment obligation calculated in accordance with the effective interest method, (y) all accrued interest and (z) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptances or similar facilities) paid or accrued, or scheduled to be paid or accrued, during such period; (ii) dividends or distributions with respect to Preferred Stock or Disqualified Stock of such Person (and of its Restricted Subsidiaries if paid to a Person other than such Person or its Restricted Subsidiaries) declared and payable in cash; (iii) the portion of any rental obligation of such Person or its Restricted Subsidiaries in respect of any Capital Lease Obligation allocable to interest expense in accordance with GAAP; (iv) the portion of any rental obligation of such Person or its Restricted Subsidiaries in respect of any Sale and Leaseback Transaction allocable to interest expense (determined as if such Sale and Leaseback Transaction were treated as a Capital Lease Obligation); and (v) to the extent any Indebtedness of any other Person is guaranteed by such Person or any of its Restricted Subsidiaries, the aggregate amount of interest paid or accrued, or scheduled to be paid or accrued, by such other Person during such period attributable to any such Indebtedness, less (B) to the extent included in (A) above, amortization or write-off of deferred financing costs of such Person and its Restricted Subsidiaries during such period and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness of such Person and its Restricted Subsidiaries prior to its Stated Maturity; in the case of both (A) and (B) above, after elimination of intercompany accounts among such Person and its Restricted Subsidiaries and as determined in accordance with GAAP. For purposes of clause (ii) above, dividend requirements attributable to any Preferred Stock or Disqualified
Stock shall be deemed to be an amount equal to the amount of dividend requirements on such Preferred Stock or Disqualified Stock times a fraction, the numerator of which is the amount of such dividend requirements, and the denominator of which is one minus the applicable combined federal, state, local and foreign income tax rate of the Company and its Restricted Subsidiaries (expressed as a decimal), on a consolidated basis, for the fiscal year immediately preceding the date of the transaction giving rise to the need to calculate Consolidated Interest Expense.

     "Consolidated Net Income" of any Person means, for any period, the
      -----------------------
aggregate net income (or net loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis determined in accordance with GAAP; provided that there shall be excluded therefrom, without duplication,
           --------
(i) all items classified as extraordinary, unusual or nonrecurring, (ii) the net income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting, which shall be included only to the extent of the amount of dividends or distributions paid to such Person or its Restricted Subsidiaries, (iii) the net income of any Person acquired by such Person or any of its Restricted Subsidiaries in a pooling-of-interests transaction for any period prior to the date of the related acquisition, (iv) any gain or loss, net of taxes, realized on the termination of any employee pension benefit plan, (v) net gains (but not net losses) in respect of Asset Sales by such Person or its Restricted Subsidiaries, (vi) the net income (but not net loss) of any Restricted Subsidiary of such Person to the extent that the payment of dividends or other distributions to such Person is restricted by the terms of its charter or any agreement, instrument, contract, judgment, order, decree, statute, rule, governmental regulation or otherwise, except for any dividends or distributions actually paid by such Restricted Subsidiary to such Person and (vii) with regard to a non-Wholly-Owned Restricted Subsidiary, any aggregate net income (or loss) in excess of such Person's or such Restricted Subsidiary's pro rata share of such non-Wholly Owned Restricted Subsidiary's net
             --- ----
income (or loss).

     "Consolidated Net Worth" of any Person means the consolidated
      ----------------------
stockholders' equity of such Person and its Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP, less amounts attributable to Disqualified Stock of such Person.

     "Convertible Note Asset Sale Offer" means an "Asset Sale Offer" as defined
      ---------------------------------
in and made pursuant to the provisions of the Convertible Note Indenture.

     "Convertible Note Indenture" means the Indenture, dated the date hereof,
      --------------------------
between the Company and Harris Trust and Savings Bank, as trustee thereunder, relating to the Convertible Notes, as amended and supplemented from time to time.

     "Convertible Note Trustee" means Harris Trust and Savings Bank, as trustee
      ------------------------
under the Convertible Note Indenture and any successor appointed in accordance with the terms thereof.

     "Convertible Notes" means the 9% Convertible Subordinated Notes due 2004 of
      -----------------
the Company to be issued pursuant to the Convertible Note Indenture.

     "Corporate Trust Office"  means the principal office of the Trustee at
      ----------------------
which at any particular time its corporate trust business shall be principally administered, which office is, at the date of execution of this Indenture, located at 311 West Monroe, Chicago, Illinois 60606.

     "Covenant Defeasance" has the meaning set forth in Section 8.03 hereof.
      -------------------

     "Credit Facility" means one or more credit agreements, loan agreements or
      ---------------
similar agreements providing for working capital advances, term loans, letter of credit facilities or similar advances, loans or facilities to the Company, which may, pursuant to the terms of this Indenture, be guaranteed by the Restricted Subsidiaries, with a bank or syndicate of banks or other financial institutions, as such may be amended, renewed, extended, supplemented, refinanced and replaced or refunded from time to time; provided that the
                                                       --------
aggregate principal amount of Indebtedness under the Credit Facility shall not exceed $45,000,000 at any one time outstanding less the amount of any mandatory or permitted principal payments or payments from the proceeds of Asset Sales made under the Credit Facility that, in each case, permanently reduce the borrowing capacity of the Company thereunder.

     "Default" means any event, act or condition, the occurrence of which is, or
      -------
after notice or the passage of time or both would be, an Event of Default.

     "Default Amount" has the meaning set forth in Section 6.02 hereof.
      --------------

     "Defaulted Interest" has the meaning set forth in Section 2.11 hereof.
      ------------------

     "Defeasance" has the meaning set forth in Section 8.02 hereof.
      ----------

     "Depositary" means The Depository Trust Company, its nominees, and their
      ----------
respective successors.

     "Disposition" has the meaning set forth in the definition of "Asset Sale"
      -----------
in this Section 1.01.

     "Disqualified Stock" means any Capital Stock which, by its terms (or by the
      ------------------
terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is exchangeable for Indebtedness at any time, in whole or in part, on or prior to the date on which the Convertible Notes mature (September 30, 2004).

     "EBITDA" means, with respect to any Person for any period, the sum for such
      ------
Person for such period of Consolidated Net Income plus, to the extent reflected
                                                  ----
in the income statement of such Person for such period from which Consolidated Net Income is determined, without duplication, (i) Consolidated Interest Expense, (ii) income tax expense of such Person and its consolidated Subsidiaries, (iii) depreciation expense, (iv) amortization expense, (v) any non-cash expense related to the issuance to employees of such Person of options to purchase Capital Stock of such Person and (vi) any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness prior to its Stated Maturity and minus, to the extent reflected in
                                              -----

such income statement, any noncash credits that had the effect of increasing Consolidated Net Income of such Person for such period.

     "Eligible Cash Equivalents" means (i) securities issued or directly and
      -------------------------
fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, provided that the full faith and credit of the United
                         --------
States of America is pledged in support thereof; (ii) time deposits, certificates of deposit or Eurodollar deposits of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000, with a maturity date not more than one year from the date of acquisition; (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above; (iv) direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing, or subject to tender at the option of the holder thereof, within 90 calendar days after the date of acquisition thereof and, at the time of acquisition, having a rating of A or better from Standard & Poor's or A-2 or better from Moody's; (v) commercial paper issued by the parent corporation of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 and commercial paper issued by others having one of the two highest ratings obtainable from either of Standard & Poor's or Moody's and in each case maturing within 270 days after the date of acquisition; (vi) overnight bank deposits and bankers' acceptances at any commercial bank organized in the United States having capital and surplus in excess of $500,000,000; (vii) deposits available for withdrawal on demand with a commercial bank organized in the United States having capital and surplus in excess of $500,000,000, and (viii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (vi).

     "Enterprises" means Enterprises & Transcommunications, L.P.
      -----------

     "Event of Default" has the meaning set forth in Section 6.01 hereof.
      ----------------

     "Excess Proceeds" has the meaning set forth in Section 4.08 hereof.
      ---------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder.

     "Exchange Certificated Senior Notes" means Senior Notes issued in
      ----------------------------------
definitive, fully registered form to beneficial owners of interests in the Exchange Global Senior Note pursuant to Section 2.06(c) hereof.

     "Exchange Global Senior Note" has the meaning set forth in Section 2.01(d)
      ---------------------------
hereof.

     "Exchange Rate Obligation" means, with respect to any Person, any currency
      ------------------------
swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance or other agreements or arrangements, or combination thereof, designed to provide protection against fluctuations in currency exchange rates.

     "Exchange Senior Notes" has the meaning set forth in the Recitals of the
      ---------------------
Company and more particularly means any of the Senior Notes, substantially in the forms of Exhibits C and D hereto, authenticated and delivered under this Indenture pursuant to the Registered Exchange Offer.

     "Existing Indebtedness" means the Indebtedness of the Company and its
      ---------------------
Restricted Subsidiaries outstanding on the date of this Indenture and specified in Schedule A attached hereto.

     "Fair Market Value" means, with respect to any asset or Property, the sale
      -----------------
value that could be obtained in an arms-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors of the Company or a Restricted Subsidiary, as applicable.

     "Final Memorandum" means the final Offering Memorandum, dated September 23,
      ----------------
1996, used in connection with the Initial Placement, as supplemented on September 23, 1996, September 24, 1996, September 26, 1996, September 30, 1996 and September 30, 1996.

     "GAAP" means United States generally accepted accounting principles,
      ----
consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstance as of the date of determination;

provided that, except as otherwise specifically provided herein, all
--------
calculations made for purposes of determining compliance with this Indenture shall utilize GAAP as in effect on the Issue Date.

     "Global Senior Notes" means any Initial Global Senior Note and the Exchange
      -------------------
Global Senior Note.

     "guarantee" means any direct or indirect obligation, contingent or
      ---------
otherwise, of a Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person in any manner. The terms "guaranteed," "guaranteeing" and "guarantor" shall have correlative meanings.

     "Guaranteed Indebtedness" has the meaning set forth in Section 4.10(a)
      -----------------------
hereof.

     "Guarantor" means a Restricted Subsidiary that hereafter becomes a
      ---------
Guarantor pursuant to Section 4.10 hereof and executes and delivers a supplemental indenture to this Indenture relating to its Senior Note Guarantee.

     "Hancock" means Hancock Venture Capital Associates.
      -------

     "Holder" means (i) in the case of any Certificated Senior Note, the Person
      ------
in whose name such Certificated Note is registered in the Security Register and
(ii) in the case of any Global Senior Note, the Depositary.

     "incur" means, with respect to any Indebtedness or other obligation of any
      -----
Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or obligation on the balance sheet of such Person; provided that a change in
                                                   --------
GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness. Indebtedness otherwise incurred by a Person before it becomes a Restricted Subsidiary of the Company shall be deemed to have been incurred at the time at which such Person becomes a Restricted Subsidiary of the Company. The terms "incurrence," "incurred", "incurring" and "incurrable" shall have correlative meanings.

     "Indebtedness" means at any time (without duplication), with respect to any
      ------------
Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, guarantees or other similar instruments, including, without limitation, any such obligations incurred in connection with the acquisition of Property, assets or businesses, excluding trade accounts payable made in the ordinary course of business which are not more than 90 days overdue or which are being contested in good faith and by appropriate proceedings, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property, assets or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are not more than 90 days overdue or which are being contested in good faith and by appropriate proceedings, and for which adequate reserves are being maintained on the books of the Company in accordance with GAAP), (v) any Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person and, to the extent held by other Persons, the maximum fixed redemption or repurchase price of Disqualified Stock of such Person's Restricted Subsidiaries, at the time of determination, (vii) the notional amount of any Interest Hedging Obligations or Exchange Rate Obligations of such Person at the time of determination, (viii) any Attributable Indebtedness with respect to any Sale and Leaseback Transaction to which such Person is a party and (ix) any obligation of the type referred to in clauses (i) through (viii) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise. For purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided that if such
           --------

Disqualified Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any guarantees at such date; provided that for purposes of calculating the amount of
                         --------
the Senior Notes or the Convertible Notes, as the case may be, outstanding at any date, the amount of such Senior Notes or the Convertible Notes, as the case may be, shall be the Accreted Value thereof as of such date, unless cash interest has commenced to accrue pursuant to the terms of the Senior Notes and the Senior Note Indenture or the Convertible Notes and the Convertible Note Indenture, as the case may be, in which case the amount of the Senior Notes or the Convertible Notes, as the case may be, outstanding will be the aggregate principal amount thereof at Stated Maturity; provided, further, that for
                                             --------
purposes of calculating the amount of any non-interest bearing or other discount security (other than the Senior Notes or the Convertible Notes), such Indebtedness shall be deemed to be the principal amount thereof that would be shown on the balance sheet of the issuer dated such date prepared in accordance with GAAP but that such security shall be deemed to have been incurred only on the date of the original issuance thereof.

     "Indebtedness to Operating Cash Flow Ratio"  means, as at any date of
      -----------------------------------------
determination, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis as of the date of determination to (ii) the aggregate amount of EBITDA of the Company and its Restricted Subsidiaries for the four preceding fiscal quarters for which financial information is available immediately prior to the date of determination; provided that any Indebtedness incurred or retired by the Company
               --------
or any of its Restricted Subsidiaries during the fiscal quarter in which the date of determination occurs shall be calculated as if such Indebtedness was so incurred or retired on the first day of the fiscal quarter in which the date of determination occurs; and provided, further, that (x) if the transaction giving
                          --------  -------
rise to the need to calculate the Indebtedness to Operating Cash Flow Ratio would have the effect of increasing or decreasing Indebtedness or EBITDA in the future, Indebtedness or EBITDA shall be calculated on a pro forma basis as if
                                                        --- -----
such transaction had occurred on the first day of such four fiscal quarter period preceding the date of determination, and (y) if during such four fiscal quarter period, the Company or any of its Restricted Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale and any related retirement of Indebtedness as if such Asset Sale and related retirement of Indebtedness had occurred on the first day of such four fiscal quarter period or (z) if during such four fiscal quarter period the Company or any of its Restricted Subsidiaries shall have acquired any material assets outside the ordinary course of business, EBITDA shall be calculated on a pro forma basis as if such asset acquisition and
                                --- -----
related financing had occurred on the first day of such four fiscal quarter period.

     "Indenture" means this instrument as originally executed or as it may from
      ---------
time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument, and any such supplemental indenture, respectively.

     "Initial Certificated Senior Notes" means Senior Notes issued in
      ---------------------------------
definitive, fully registered form to beneficial owners of interests in the Initial Global Senior Notes pursuant to Section 2.06(c) hereof.

     "Initial Global Senior Note" has the meaning set forth in Section 2.01(c)
      --------------------------
hereof.

     "Initial Senior Notes" has the meaning set forth in the Recitals of the
      --------------------
Company and, more particularly, means any of the Senior Notes, substantially in the forms of Exhibits A and B hereto, authenticated and delivered under this Indenture other than pursuant to the Registered Exchange Offer.

     "Initial Placement" means the initial sales of the Units by the Initial
      -----------------
Purchasers.

     "Initial Purchasers" means the Initial Purchasers, as such term is defined
      ------------------
in the Purchase Agreement.

     "Initial Warrants" means Warrants of the Company originally issued as part
      ----------------
of the Units.

     "Interest Hedging Obligation" means, with respect to any Person, an
      ---------------------------
obligation of such Person pursuant to any interest rate swap agreement, interest rate cap, collar or floor agreement or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Restricted Subsidiaries' exposure to fluctuations in interest rates.

     "Interest Payment Date" means the Stated Maturity of an installment of
      ---------------------
interest on the Senior Notes.

     "Investment" in any Person means any direct, indirect or contingent (i)
      ----------
advance or loan to, guarantee of any Indebtedness of, extension of credit or capital contribution to, such Person, (ii) acquisition of any shares of Capital Stock, bonds, notes, debentures or other securities of such Person, or (iii) acquisition, by purchase or otherwise, of all or substantially all of the business, assets or stock or other evidence of beneficial ownership of such Person; provided that Investments shall exclude accounts receivable and other
        --------
extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. The amount of an Investment shall be the original cost of such Investment, plus the cost of all additions thereto and minus the amount
                    ----                                       -----
of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any Property or other assets other than cash, such Property or other assets shall be valued at its Fair Market Value at the time of such transfer. The Company shall be deemed to make an "Investment" in the amount of the Fair Market Value of the net assets of a Subsidiary at the time that such Subsidiary is designated as an Unrestricted Subsidiary.

     "Issue Date" means the date on which the Senior Notes are first
      ----------
authenticated and delivered under this Indenture.

     "Joint Venture" means a Telecommunications Company of which less than 50
      -------------
percent of the Voting Stock is held by the Company; provided that the management
                                                    --------
and operations of such Person are controlled by a Strategic Investor or by the Company pursuant to (i) the charter documents of such Person, or (ii) an agreement among the holders of the Voting Stock of such Person, or (iii) a management agreement between the Company and such Person.

     "Lien" means, with respect to any Property or other asset, any mortgage or
      ----
deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any nature whatsoever on or with respect to such Property or other asset (including, without limitation, any conditional sale or title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity" means, when used with respect to a Senior Note, the date on
      --------
which the principal of such Senior Note becomes due and payable as provided therein or in this Indenture, whether on the date specified in such Senior Note as the fixed date on which the principal of such Senior Note is due and payable, on the Change of Control Payment Date or Asset Sale Payment Date, as applicable, or by declaration of acceleration, call for redemption or otherwise.

     "Moody's" means Moody's Investors Service, Inc., or, if Moody's Investors
      -------
Service, Inc. shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided that if Moody's Investors Service, Inc. ceases
                       --------
rating the specified debt securities and its rating business with respect thereto shall not have been transferred to any successor Person or such successor Person is Standard & Poor's, then "Moody's" shall mean any other nationally recognized rating agency (other than Standard & Poor's) that rates the specified debt securities selected by the Trustee.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Net Cash Proceeds" means, with respect to the sale of any Property or
      -----------------
assets by any Person or any of its Restricted Subsidiaries, Cash Proceeds received net of (i) all reasonable out-of-pocket expenses of such Person or such Restricted Subsidiary incurred in connection with such a sale, including, without limitation, all legal, title and recording tax expenses, commissions and other fees and expenses incurred (but excluding any finder's fee or broker's fee payable to any Affiliate of such Person) and all federal, state, foreign and local taxes arising in connection with such sale that are paid or required to be accrued as a liability under GAAP by such Person or its Restricted
Subsidiaries, (ii) all payments made or required to be made by such Person or its Restricted Subsidiaries on any Indebtedness which is secured by such Properties or assets in accordance with the terms of any Lien upon or with respect to such Properties or assets or which must, by the terms of such Lien, or in order to obtain a necessary consent to such transaction or by applicable law, be repaid in connection with such sale and (iii) all contractually required distributions and other payments made to minority interest holders (but excluding distributions and payments to Affiliates of such Person) in Restricted Subsidiaries of such Person as a result of such transaction; provided that, in
                                                             --------
the event that any consideration for a transaction (which would otherwise constitute Net Cash Proceeds) is required to be held in escrow pending determination of whether a purchase price adjustment will be made, such consideration (or any portion thereof) shall become Net Cash Proceeds only at such time as it is released to such Person or its Restricted Subsidiaries from escrow; provided, further, that any non-cash consideration received in
        --------  -------
connection with any transaction, which is subsequently converted to cash, shall be deemed to be Net Cash Proceeds at such time, and shall thereafter be applied in accordance with the applicable provisions of this Indenture.

     "Northwood Entities" means Northwood Capital Partners LLC and Northwood
      ------------------
Ventures.

     "Officer" means the Chairman of the Board of Directors, a Vice Chairman of
      -------
the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer, a Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

     "Officers' Certificate" means a certificate signed by (i) the Chairman of
      ---------------------
the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer or a Vice President, and (ii) the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or a Restricted Subsidiary and delivered to the Trustee, which certificate shall comply with the provisions of Sections 1.04, 12.03 and 12.04 hereof.

     "Opinion of Counsel" means a written opinion from legal counsel (who may be
      ------------------
counsel to the Company or the Trustee) who is acceptable to the Trustee, which opinion shall comply with the provisions of Sections 1.04, 12.03 and 12.04 hereof; provided that any Opinion of Counsel delivered pursuant to Section 8.04
        --------
hereof shall not be rendered by an employee of the Company or any of its Subsidiaries.

     "Pari Passu Indebtedness" means any Indebtedness (secured or unsecured) of
      -----------------------
the Company or any Guarantor that ranks pari passu in right of payment with the
                                        ----------
Senior Notes or the Senior Note Guarantees, as applicable.

     "Paying Agent" means any Person authorized by the Company to make payments
      ------------
of principal, premium or interest (including Special Interest, if any) with respect to the Senior Notes on behalf of the Company.

     "Permitted Holders" means Thomas C. Brandenburg, J. Thomas Elliott and
      -----------------
Ronald W. Gavillet and Chase, CIBC, Hancock, BT, the Northwood Entities, Enterprises, and Merrill Lynch Global Allocation Fund, Inc. and any of their respective Subsidiaries (or a wholly-owned Subsidiary of the sole stockholder of any of the foregoing Persons).

     "Permitted Investments" means
      ---------------------

            (i)  Eligible Cash Equivalents;

            (ii) Investments in Property used in the ordinary course of business;

            (iii) Investments in the Company or in any Restricted Subsidiary or any Person as a result of which such Person becomes a Restricted Subsidiary of the Company in compliance with the terms of this Indenture;

            (iv) Investments pursuant to certain agreements or obligations of the Company or a Restricted Subsidiary of the Company, in effect on the Issue Date, to make such Investments, which agreements and obligations are specified in Schedule C attached hereto;

            (v) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits;

            (vi) Interest Hedging Obligations with respect to any floating rate Indebtedness that is permitted under Section 4.09 hereof to be outstanding;

            (vii) bonds, notes, debentures or other debt securities received as a result of Asset Sales permitted under Section 4.08 hereof;

            (viii)  Investments in existence at the Issue Date; and

            (ix) Investments in securities of trade creditors, wholesalers or customers received pursuant to any plan of reorganization or similar arrangements.

     "Permitted Liens" means
      ---------------

            (i) Liens created hereby or that otherwise secure the payment of the Senior Notes or the Senior Note Guarantees, if any, and Liens created by the Convertible Note Indenture or which otherwise secure the payment of the Convertible Notes or the guarantees contained therein, if any;

            (ii) Liens on Property or assets of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary of the Company or becomes a Restricted Subsidiary of the Company, provided that such Liens were in existence prior to the
                  --------
     contemplation of such merger or consolidation and do not secure any Property or assets of the Company or any of its Restricted Subsidiaries other than the Property or assets subject to the Liens prior to such merger or consolidation;

            (iii) Liens on Property or assets existing at the time of acquisition thereof by the Company or any Restricted Subsidiary, provided
                                                                      --------
     that such Liens were not given in contemplation of such acquisition;

            (iv) Liens to secure the payment of all or a part of the purchase price or construction cost of Property or assets acquired or constructed in the ordinary course of business after the Issue Date, provided that the
                                                           --------
     Indebtedness secured by such Liens shall not exceed the lesser of 100% of the cost or the Fair Market Value of the Property or assets acquired or constructed and such Liens shall not extend to any other Property or assets;

            (v) Liens incurred or deposits made to secure the performance of tenders, bids, leases not constituting Capitalized Lease Obligations, statutory or regulatory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business consistent with industry practice;

            (vi) Liens existing as of the Issue Date and disclosed in Schedule D attached hereto;

            (vii) any Lien on Property of the Company in favor of the United States of America or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any contract or statute;

            (viii) any Lien for taxes or assessments or other governmental charges or levies not then due and payable (or which, if due and payable, are being contested in good faith and for which adequate reserves are being maintained, to the extent required by GAAP);

            (ix) easements, rights-of-way, licenses and other similar restrictions on the use of Properties or minor imperfections of title that, in the aggregate, are not material in amount and do not in any case materially detract from the Properties subject thereto or interfere with the ordinary conduct of the business of the Company or its Restricted Subsidiaries;

            (x) any Lien to secure obligations under workers' compensation laws or similar legislation, including any Lien with respect to judgments which are not currently dischargeable;

            (xi) any statutory warehousemen's, materialmen's or other similar Liens for sums not then due and payable (or which, if due and payable, are being contested in good faith and with respect to which adequate reserves are being maintained, to the extent required by GAAP);

            (xii)  Liens in favor of the Company;

            (xiii) Liens on Property or assets of the Company securing not more than $30,000,000 aggregate principal amount at any one time outstanding of Indebtedness permitted to be incurred under Section 4.09(b)(i) hereof;

     (xiv)  Liens securing any Vendor Financing, provided that such Liens do not
                                                 --------
     extend to any Property or assets other than the Property or assets the acquisition of which was financed by such Indebtedness;

            (xv) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof; and

            (xvi) Liens to secure any permitted extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in the foregoing clauses (ii), (iii) and (xiv), provided that
                                                                  --------
     such Liens do not extend to any Property or assets other than the Property and assets which were secured by the Liens' referred to in the foregoing clauses (ii), (iii) and (xiv) and the principal amount of the Indebtedness secured by such Liens is not increased.

     "Permitted Merger" has the meaning set forth in Section 5.01 hereof.
      ----------------

     "Person" means any individual, corporation, partnership, joint venture,
      ------
limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity or similar person.

     "Preferred Stock" means any Capital Stock of a Person, however designated,
      ---------------
which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

     "Private Placement Legend" means the legend in the form set forth in
      ------------------------
Section 2.01(e)(i) hereof.

     "Property" means, with respect to any Person, any interest of such Person
      --------
in any kind of property or asset, whether real, personal or mixed, tangible or intangible, excluding Capital Stock in any other Person.

     "Public Equity Offering" means an underwritten public offering of Capital
      ----------------------
Stock (other than Disqualified Stock) of the Company pursuant to an effective registration statement filed under the Securities Act.

     "Purchase Agreement" means the Purchase Agreement relating to the Units and
      ------------------
the Convertible Notes, dated September 23, 1996, among the Company and the Initial Purchasers.

     "Qualified Public Offering" means a Public Equity Offering resulting in net
      -------------------------
proceeds to the Company of at least $35,000,000.

     "Qualified Sale of the Company" means a sale of the Capital Stock or a
      -----------------------------
merger or consolidation involving the Company, pursuant to which the holders of the Capital Stock of the Company receive cash proceeds and/or publicly traded securities having a fair market value of at least $122,500,000 in the aggregate, or a sale of assets of the Company pursuant to which the Company receives net cash proceeds and/or publicly traded securities having a fair market value of at least $122,500,000 in the aggregate.

     "Qualified Stock" of any Person means a class of Capital Stock other than
      ---------------
Disqualified Stock.

     "Record Date" means, for the interest payable on any Interest Payment
      -----------
Date, the date specified in Section 2.11 hereof.

     "Record Expiration Date" has the meaning set forth in Section 1.05 hereof.
      ----------------------

     "Redemption Date" means, when used with respect to any Senior Note or part
      ---------------
thereof to be redeemed hereunder, the date fixed for redemption of such Senior Notes pursuant to the terms of the Senior Notes and this Indenture.

     "Redemption Price" means, when used with respect to any Senior Note or part
      ----------------
thereof to be redeemed hereunder, the price fixed for redemption of such Senior Note pursuant to the terms of the Senior Notes and this Indenture, plus accrued and unpaid interest thereon, if any, (including Special Interest, if any) to the Redemption Date.

     "Refinance" has the meaning set forth in Section 4.09(b)(ix) hereof.  The
      ---------
terms "Refinanced" and "Refinancing" shall have correlative meanings.

     "Refinancing Indebtedness" means any Indebtedness incurred in connection
      ------------------------
with the Refinancing of other Indebtedness.

     "Registered Exchange Offer" has the meaning set forth in the Registration
      -------------------------
Rights Agreement.

     "Registrar" has the meaning set forth in Section 2.03 hereof.
      ---------

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
dated September 30, 1996, among the Company and the Initial Purchasers, and attached hereto as Exhibit E, and any other Registration Rights Agreement related to the Senior Notes.

     "Required Filing Date" has the meaning set forth in Section 4.18 hereof.
      --------------------

     "Restricted Payment" means (i) a dividend or other distribution declared
      ------------------
or paid on the Capital Stock of the Company or to the Company's stockholders (in their capacity as such), or declared or paid to any Person other than to the Company or any Restricted Subsidiary of the Company on the Capital Stock of any Restricted Subsidiary of the Company, in each case, other than dividends, distributions or payments made solely in Qualified Stock of the Company or such Restricted Subsidiary (and other than pro rata dividends, distributions or
                                      --- ----
payments declared or paid on the Common Stock of USN Solutions to any Person not otherwise an Affiliate of the Company holding such Common Stock as a result of the exercise of the USN Solutions Option; provided that the Company shall
                                          --------
receive pro rata dividends, distributions or payments at the same time and in
        --- ----
the same form and composition of consideration as the dividends, distributions or payments paid to such minority stockholders), (ii) a payment made by the Company or any of its Restricted Subsidiaries (other than to the Company or any Restricted Subsidiary of the Company) to purchase, redeem, acquire or retire any Capital Stock of the Company or of a Restricted Subsidiary of the Company, (iii) a payment made by the Company or any of its Restricted Subsidiaries (other than a payment made solely in Qualified Stock of the Company) to redeem, repurchase, defease (including an in-substance or legal defeasance) or otherwise acquire or retire for value (including pursuant to mandatory repurchase covenants), prior to any scheduled maturity, scheduled sinking fund or mandatory redemption payment, Indebtedness of the Company or such Restricted Subsidiary which is subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Senior Notes, or any Senior Note Guarantees, as applicable, or the Convertible Notes or any guarantees contained in the Convertible Note Indenture, as applicable, or (iv) an Investment in any Person, including an Unrestricted Subsidiary or the designation of a Subsidiary as an Unrestricted Subsidiary, other than a Permitted Investment.

     "Restricted Subsidiary" means (i) with respect to any Person other than the
      ---------------------
Company and its Subsidiaries, a Subsidiary of such Person, and (ii) with respect to the Company, any Subsidiary of the Company that has not been classified as an Unrestricted Subsidiary pursuant to Section 4.17 hereof.

     "Rule 144" means Rule 144 under the Securities Act (including any
      --------
successor regulation thereto), as it may be amended from time to time.

     "Rule 144A" means Rule 144A under the Securities Act (including any
      ---------
successor regulation thereto), as it may be amended from time to time.

     "Sale and Leaseback Transaction" means, with respect to any Person, any
      ------------------------------
direct or indirect arrangement pursuant to which Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Security Register" has the meaning set forth in Section 2.03 hereof.
      -----------------

     "Senior Note Contingent Warrants" means the Senior Note Warrants to be
      -------------------------------
issued by the Company to Holders of Senior Notes pursuant to the Warrant Agreement in the event that, on or prior to March 30, 1998, the Company has not
(i) consummated a Qualified Public Offering or (ii) been sold pursuant to a Qualified Sale of the Company.

     "Senior Note Guarantee" means a guarantee of the payment of the Senior
      ---------------------
Notes in the form of a supplemental indenture to this Indenture to be executed and delivered by a Restricted Subsidiary, if and as required by and pursuant to
Section 4.10 hereof.

     "Senior Notes" has the meaning set forth in the Recitals of the Company and
      ------------
more particularly means any of the Senior Notes authenticated and delivered under this Indenture.

     "Shelf Registration Statement" has the meaning set forth in the
      ----------------------------
Registration Rights Agreement.

     "Significant Restricted Subsidiary" means a Restricted Subsidiary that is a
      ---------------------------------
"significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

     "Special Interest" shall have the meaning ascribed to such term in
      ----------------
paragraph 3 of each Initial Note and in the Registration Rights Agreement.

     "Special Record Date" means a date fixed by the Trustee pursuant to Section
      -------------------
2.11 for the payment of Defaulted Interest.

     "Standard & Poor's" means Standard & Poor's Ratings Group, a division of
      -----------------
McGraw-Hill, Inc., or, if Standard & Poor's Ratings Group shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided
                                                                    --------
that if Standard & Poor's Ratings Group ceases rating the specified debt securities and its ratings business with respect thereto shall not have been transferred to any successor Person or such successor Person is Moody's, then "Standard & Poor's" shall mean any other nationally recognized rating agency (other than Moody's) that rates the specified debt securities selected by the Trustee.

     "Stated Maturity" means, with respect to any security, the date specified
      ---------------
in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred), and, when used with respect to any installment of interest on such security, the fixed date on which such installment of interest is due and payable.

     "Strategic Investor" means, with respect to any relevant transaction, a
      ------------------
Telecommunications Company which, both as of the Business Day immediately before the day of the closing of such transaction and the Business Day immediately after the day of the closing of such transaction, has, or whose parent has, an equity market capitalization, a net asset value or annual revenues of at least $2,000,000,000 on a consolidated basis. For purposes of this definition, the term "parent" means any Person of which the relevant Strategic Investor is a Subsidiary.

     "Subsidiary" means, with respect to any Person, (i) any corporation more
      ----------
than 50 percent of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by such Person, or by one of more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, (ii) any general partnership, joint venture or similar entity, more than 50 percent of the outstanding partnership or similar interests of which are owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person and (iii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner.

     "Surviving Entity" has the meaning set forth in Section 5.01(a) hereof.
      ----------------

     "Telecommunications Assets" means, with respect to any Person, assets
      -------------------------
(including, without limitation, rights of way,
trademarks and licenses to use copyrighted material) that are utilized by such Person, directly or indirectly, for the design, development, construction, installation, integration, operation, management or provision of telecommunications systems and/or services, including without limitation, any businesses or services in which the Company is currently engaged and including any computer systems used in a Telecommunications Business. Telecommunications Assets shall also include stock, joint venture or partnership interests in another Person, provided that substantially all of the assets of such other
                --------
Person consist of Telecommunications Assets, and provided, further, that if
                                                  --------  -------
such stock, joint venture or partnership interests are held by the Company or a Restricted Subsidiary, such other Person either is, or immediately following the relevant transaction shall become, a Restricted Subsidiary of the Company unless such Person is a Joint Venture. The determination of what constitutes Telecommunication Assets shall be made by the Board of Directors and evidenced by a Board Resolution delivered to the Trustee.

     "Telecommunications Business" means the business of (i) transmitting, or
      ---------------------------
providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) creating, developing or marketing communications related network equipment, software and other devices for use in
(i) above or (iii) evaluating, participating or pursuing any other activity or opportunity that is related to those specified in (i) or (ii) above and includes, without limitation, any business in which the Company and its Restricted Subsidiaries are currently engaged on the Issue Date.

     "Telecommunications Company" means any Person substantially all of the
      --------------------------
assets of which consist of Telecommunications Assets.

     "Temporary Senior Notes" has the meaning set forth in Section 2.09 hereof.
      ----------------------

     "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.
      -------------------
(S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture except as required by Section 9.04 hereof, provided that in the event the Trust Indenture
                                 --------
Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

     "Trust Officer" means any officer or assistant officer of the Trustee
      -------------
assigned by the Trustee to administer this Indenture.

     "Trustee" means the party named as such in this Indenture until a successor
      -------
replaces it in accordance with the provisions of this Indenture and, thereafter, means such successor.

     "U.S. Government Obligations" means (i) securities that are (a) direct
      ---------------------------
obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and (ii) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (i) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by
                                           --------
law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt.

     "Unit" means a Unit consisting of one Senior Note, in principal amount at
      ----
Stated Maturity of $1,000, and one Warrant to purchase approximately 1.27 shares of the Company's Class A Common Stock, as described in the Purchase Agreement, provided that additional Units may be sold subsequent to the Issue Date.
--------

     "Unit Legend" means the legend in the form set forth in Section
      -----------
2.01(e)(iii) hereof.

     "Unrestricted Subsidiary" means any Subsidiary of the Company that the
      -----------------------
Company has classified as an "Unrestricted Subsidiary" and that has not been reclassified as a Restricted Subsidiary, pursuant to Section 4.17 hereof.

     "USN Solutions" means USN Solutions, Inc., a Delaware corporation and a
      -------------
Restricted Subsidiary of the Company.

     "USN Solutions Option" means that certain option relating to the Common
      --------------------
Stock of USN Solutions contemplated by that certain Memorandum of Understanding dated July 3, 1996 by and between USN Solutions and Genesys SA.

     "USNCN" means USN Communications Northeast, Inc. (formerly United
      -----
Telemanagement Services, Inc.), a Delaware corporation and a Restricted Subsidiary which is 100% owned by the Company on the Issue Date.

     "Vendor Financing" means, with respect to any Person, an obligation owed by
      ----------------
such Person to a vendor of Telecommunications

Assets solely in respect of the purchase price of such assets, provided that the
                                                               --------
amount of such Indebtedness does not exceed the Fair Market Value of such assets, and provided, further, that such Indebtedness is incurred within 90 days
            --------  -------
of the acquisition of such assets.

     "Voting Stock" means, with respect to any Person, securities of any class
      ------------
or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the Board of Directors or comparable body of such Person.

     "Warrant" means a Warrant issued by the Company pursuant to the Warrant
      -------
Agreement.

     "Warrant Agent" means the Warrant Agent, as such term is defined in the
      -------------
Warrant Agreement.

     "Warrant Agreement" means the Warrant Agreement, dated as of September 30,
      -----------------
1996, between the Company and Harris Trust and Savings Bank, as Warrant Agent thereunder, and attached hereto as Exhibit F).

     "Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary, all
      ----------------------------------
of the outstanding Capital Stock (other than directors' qualifying shares) of which is owned, directly or indirectly, by the Company; provided that for
                                                        --------
purposes of this Indenture, other than for purposes of the definition of "Consolidated Net Income" contained in this Section 1.01, USN Solutions shall not cease to be a Wholly-Owned Restricted Subsidiary merely as a result of the exercise of the USN Solutions Option.

          SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.
                         -------------------------------------------------

     Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms incorporated by reference in this Indenture have the following meanings:

          "indenture securities" means the Senior Notes.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company or other obligor on the Senior Notes, if any.

     All other Trust Indenture Act terms used or incorporated by reference in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them therein.

          SECTION 1.03.  Rules of Construction.  Unless the context otherwise
                         ---------------------
requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (c) the words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (d)  "or" is not exclusive;

          (e) "including" means including without limitation;

          (f) words in the singular include the plural, and words in the plural include the singular;

          (g) when used with respect to the Senior Notes or the Convertible Notes, the term "principal amount" shall mean the principal amount thereof at the Stated Maturity of such principal amount; and

          (h) unless otherwise expressly provided herein, the principal amount of any Preferred Stock shall be the greater of (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock.

     SECTION 1.04.  Form of Documents Delivered to Trustee.  In any case where
                    --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters, upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.05.  Acts of Holders.  Any request, demand, authorization,
                    ----------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments, of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company and the Guarantors, if any. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company and the Guarantors, if any, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an acknowledgment of notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Senior Notes shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder shall bind every future Holder of the same Senior Note and the Holder of every Senior Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantors, if any, in reliance thereon, whether or not notation of such action is made upon such Senior Note.

     The Company may set any day as a record date for the purpose of determining the Holders of outstanding Senior Notes entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Senior Notes, provided that the Company may not set a record date for, and the
              --------
provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of outstanding Senior Notes on such record date, and no other Holders, shall be entitled to take the relevant actions whether or not such Holders remain
Holders after such record date; provided that no such action shall be effective
                                --------
hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of outstanding Senior Notes on such record date; and provided, further, that for the purpose of determining whether
                 --------  -------
Holders of the requisite principal amount of such Senior Notes have taken such action, no Senior Note shall be deemed to have been outstanding on such record date unless it is also outstanding on the date such action is to become effective. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of outstanding Senior Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Senior Notes in the manner set forth in Section 12.02 hereof.

     The Trustee may set any day as a record date for the purpose of determining the Holders of outstanding Senior Notes entitled to join in the giving or making of (i) any notice of Default under Section 6.01(d) hereof, (ii) any declaration of acceleration referred to in Section 6.02 hereof, (iii) any request to institute proceedings referred to in Section 6.06 hereof or (iv) any direction referred to in Section 6.05 hereof. If any record date is set pursuant to this paragraph, the Holders of outstanding Senior Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless
             --------
taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of outstanding Senior Notes on such record date; and provided, further, that for the purpose of determining whether Holders of the
--------  -------
requisite principal amount of such Senior Notes have taken such action, no Senior Note shall be deemed to have been outstanding on such record date unless it is also outstanding on the date such action is to become effective. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of outstanding Senior Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Senior Notes in the manner set forth in
Section 12.02 hereof.

     With respect to any record date set pursuant to this Section 1.05, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided that no such change shall be effective unless
                          --------
notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Senior Notes in the manner set forth in
Section 12.02 hereof, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section 1.05, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Senior Note may do so with regard to all or any part of the principal amount of such Senior Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


                                  ARTICLE II

                               THE SENIOR NOTES

     SECTION 2.01.  Form and Dating.  (a)  The Initial Senior Notes and the
                    ----------------
certificate of authentication of the Trustee thereon shall be substantially in the form of Exhibit A or Exhibit B hereto, as applicable, which are hereby incorporated in and expressly made a part of this Indenture. The Exchange Senior Notes and the certificate of authentication of the Trustee thereon shall be substantially in the form of Exhibit C or Exhibit D hereto, as applicable, which are hereby incorporated in and expressly made a part of this Indenture.

          (b) The Senior Notes may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereto, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, (ii) such as may be required to comply with this Indenture, any law or any rule of any securities exchange on which the Senior Notes may be listed and (iii) such as may be necessary to conform to customary usage. Each Senior Note shall be dated the date of its authentication by the Trustee.

          (c) Initial Senior Notes shall be issued initially in the form of one or more permanent, global notes in definitive, fully registered form, without coupons, substantially in the form of Exhibit A hereto (each an "Initial Global Senior Note"). Upon issuance, each such Initial Global Senior Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Trustee as custodian for the Depositary. Any Initial Certificated Senior Note that may be issued pursuant to Section 2.06(c) hereof shall be issued in the form of a note in definitive, fully registered form, without coupons, substantially in the form set forth in Exhibit B hereto. Upon issuance, any such Initial Certificated Senior Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided.

          (d) In the event Exchange Senior Notes are issued pursuant to a Registered Exchange Offer in exchange for Initial Senior Notes held in the form of Initial Global Senior Notes, such Exchange Senior Notes shall be issued initially in the form of a permanent global note in definitive, fully registered form, without coupons, substantially in the form set forth in Exhibit C hereto (the "Exchange Global Senior Note"). Upon issuance, such Exchange Global Senior Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Trustee as custodian for the Depositary. Any Exchange Certificated Senior Note that may be issued pursuant to Section 2.06(c) hereof or in exchange for Initial Certificated Senior Notes pursuant to a Registered Exchange Offer shall be issued in the form of a note in definitive fully registered form, without coupons, substantially in the form set forth in Exhibit D hereto. Upon issuance, any such Exchange Certificated Senior Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided.

          (e) The following legends shall appear on each Global Senior Note and each Certificated Senior Note as indicated below:

          (i) Except as provided in Section 2.06(a)(iii) hereof, each Initial Global Senior Note and Initial Certificated Senior Note shall bear the following legend on the face thereof:

          THIS SENIOR NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1),
          (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO THEIR PURCHASE OF ANY SECURITIES OFFERED HEREBY, DELIVER TO THE INITIAL PURCHASERS A LETTER CONCERNING CERTAIN REPRESENTATIONS AND AGREEMENTS AND (B) IN ACCORDANCE WITH ALL APPLICABLE LAWS OF THE STATES OF THE UNITED STATES.

          (ii) Each Global Senior Note shall bear the following legend on the face thereof:

          UNLESS THIS SENIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO UNITED USN, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SENIOR NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS

          MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SENIOR NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SENIOR NOTE SHALL BE LIMITED TO TRANSFERS
          MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE INDENTURE, DATED AS OF SEPTEMBER 30, 1996, BETWEEN UNITED USN, INC. AND THE TRUSTEE NAMED THEREIN, PURSUANT TO WHICH THIS NOTE WAS ISSUED.

          (iii) Except as provided in Section 2.06(k) hereof, each Initial Global Senior Note and Initial Certificated Senior Note shall bear the following legend on the face thereof:

          THE SENIOR NOTES EVIDENCED HEREBY WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT 14% SENIOR DISCOUNT NOTE DUE 2003 OF UNITED USN, INC. (COLLECTIVELY THE "SENIOR NOTES") AND ONE WARRANT (COLLECTIVELY THE "INITIAL WARRANTS") ENTITLING THE HOLDER THEREOF TO PURCHASE APPROXIMATELY 1.27 SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF UNITED USN, INC. PRIOR TO THE EARLIEST TO OCCUR OF (A) A DATE 180 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE OF THE UNITS, (B) SUCH DATE AS SMITH BARNEY INC. MAY DETERMINE, (C) THE COMMENCEMENT OF A REGISTERED EXCHANGE OFFER FOR THE SENIOR NOTES AND (D) IN THE EVENT OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE SENIOR NOTES), THE DATE UNITED USN INC. MAILS NOTICE THEREOF TO THE HOLDERS OF THE SENIOR NOTES, THE SENIOR NOTES EVIDENCED HEREBY MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE INITIAL WARRANTS.

          (f) Definitive Senior Notes shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which such Senior Notes may be listed, all as determined by the Officers of the Company executing such Senior Notes, as evidenced by their execution of such Senior Notes.

     SECTION 2.02.  Execution and Authentication.  The Senior Notes may be
                    ----------------------------
issued in two series, a series of Initial Senior Notes and a series of Exchange Senior Notes. The aggregate principal amount at Stated Maturity of Senior Notes outstanding at any time shall not exceed $137,000,000 except as provided in
Section 2.07 hereof. The Senior Notes shall be executed on behalf of the Company by its Chief Executive Officer, its Chief Operating Officer, its President or any Vice President, under its corporate seal reproduced or imprinted on the Senior Notes by facsimile or otherwise, and shall be attested by the Company's Secretary or one of its Assistant Secretaries, in each case by manual or facsimile signature.

     In case any Officer of the Company whose signature shall have been placed upon any of the Senior Notes shall cease to be such Officer of the Company before authentication of such Senior Notes by the Trustee and the issuance and delivery thereof, such Senior Notes may, nevertheless, be authenticated by the Trustee and issued and delivered with the same force and effect as though such Person had not ceased to be such Officer of the Company.

     Notwithstanding any other provision hereof, the Trustee shall authenticate and deliver Senior Notes only upon receipt by the Trustee of an Officers' Certificate and Opinion of Counsel complying with Section 12.04 hereof with respect to satisfaction of all conditions precedent contained in this Indenture to authentication and delivery of such Senior Notes.

     Upon compliance by the Company with the provisions of the previous paragraph, the Trustee shall, upon receipt of a Company Order requesting such action, authenticate (a) Initial Senior Notes for original issuance in an aggregate principal amount at Stated Maturity not to exceed $137,000,000 in the form of one or more Initial Global Notes or (b) Exchange Senior Notes for issuance pursuant to a Registered Exchange Offer for Initial Senior Notes in a principal amount at Stated Maturity equal to the principal amount at Stated Maturity of Initial Senior Notes exchanged in such Registered Exchange Offer. Such Company Order shall specify the amount of Senior Notes to be authenticated and the date on which, in the case of clause (a) above, the Initial Senior Notes or, in the case of clause (b) above, the Exchange Senior Notes, are to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery.

     Upon the occurrence of any event specified in Section 2.06(c) hereof and compliance by the Company with the provisions of the paragraph preceding the immediately preceding paragraph, the Company shall execute and the Trustee shall authenticate and deliver to each beneficial owner identified by the Depositary, in exchange for such beneficial owner's interest in an Initial Global Senior Note or Exchange Global Senior Note, as the case may be, Initial Certificated Senior Notes or Exchange Certificated Senior Notes, as the case may be, representing Senior Notes theretofore represented by the Initial Global Senior Note or Exchange Global Senior Note, as the case may be.

     A Senior Note shall not be valid or entitled to any benefit under this Indenture or obligatory for any purpose unless executed by the Company and authenticated by the manual signature of the Trustee as provided herein. The signature of an authorized officer of the Trustee shall be conclusive evidence, and the only evidence, that such Senior Note has been authenticated and delivered under this Indenture.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Senior Notes. Unless limited by the status of such appointment, an authenticating agent may authenticate Senior Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Any authenticating agent of the Trustee shall have the same rights hereunder as any Registrar or Paying Agent.

     SECTION 2.03.  Registrar and Paying Agent.  The Company shall maintain,
                    --------------------------
pursuant to Section 4.02 hereof, an office or agency where the Senior Notes may be presented for registration of transfer or for exchange. The Company shall cause to be kept at such office a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Senior Notes and of transfers of Senior Notes entitled to be registered or transferred as provided herein. The Trustee, at its Corporate Trust Office, is initially appointed "Registrar" for the purpose of registering Senior Notes and transfers of Senior Notes as herein provided and as "Paying Agent" for the payment of principal of (and premium, if any), and interest (including Special Interest, if any) on, the Senior Notes. The Company may, upon written notice to the Trustee, change the designation of the Trustee as Registrar or Paying Agent and appoint another Person to act as Registrar or Paying Agent for purposes of this Indenture, except that for the purposes of
Article III, Article XI and Sections 4.07 and 4.08, none of the Company, any Guarantor, any Restricted Subsidiary and any Affiliate shall act as Paying Agent. If any Person other than the Trustee acts as Registrar, the Trustee shall have the right at any time, upon reasonable notice, to inspect or examine the Security Register and to make such inquiries of the Registrar as the Trustee shall in its discretion deem necessary or desirable in performing its duties hereunder.

     The Company shall enter into an appropriate agency agreement with any Person designated by the Company as Registrar or Paying

Agent that is not a party to this Indenture, which agreement shall incorporate the provisions of the Trust Indenture Act and shall implement the provisions of this Indenture that relate to such Registrar or Paying Agent. Prior to the designation of any such Person, the Company shall, by written notice (which notice shall include the name and address of such Person), inform the Trustee of such designation. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     Upon surrender for registration of transfer of any Senior Note at an office or agency of the Company designated for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Initial Senior Notes or Exchange Senior Notes, as the case may be, of any authorized denomination or denominations, of like tenor and aggregate principal amount at Stated Maturity, all as requested by the transferor.

     Every Senior Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar, by the Holder thereof or such Holder's attorney duly authorized in writing.

     SECTION 2.04.  Paying Agent to Hold Money in Trust.  On or prior to each
                    -----------------------------------
due date of the principal, premium, or any payment of interest with respect to any Senior Note, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium or interest (including Special Interest, if any) when so becoming due.

     The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal, premium, and interest (including Special Interest, if any) with respect to the Senior Notes, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, shall forthwith pay to the Trustee sums held in trust by such Paying Agent.

     The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.04, the Paying Agent shall have no further liability for the money delivered to the Trustee.

     SECTION 2.05.  Global Senior Notes.  (a)  So long as a Global Senior Note
                    -------------------
is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to the Global Senior Note held on their behalf by the Depositary or the Trustee as its custodian, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Senior Note for all purposes. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of Senior Notes.

          (b) The Holder of a Global Senior Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests in such Global Senior Note through Agent Members, to take any action which a Holder of Senior Notes is entitled to take under this Indenture or the Senior Notes.

          (c) Whenever, as a result of an optional redemption of Senior Notes by the Company, a Change of Control Offer, an Asset Sale Offer, a Registered Exchange Offer or an exchange pursuant to the second sentence of Section 2.06(c) hereof, a Global Senior Note is redeemed, repurchased or exchanged in part, such Global Senior Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A thereof so that the principal amount of such Global Senior Note will be equal to the portion of such Global Senior Note not redeemed, repurchased or exchanged and shall thereafter return such Global Senior Note to such Holder, provided that each such Global Senior
                                        --------
Note shall be in a principal amount at Stated Maturity of $1,000 or an integral multiple thereof.

     SECTION 2.06.  Transfer and Exchange.  (a)  The following provisions of
                    ---------------------
this paragraph (a) are applicable only to Initial Senior Notes:

          (i) By its acceptance of any Initial Senior Note represented by a certificate bearing the Private Placement Legend, each Holder of, and beneficial owner of an interest in, such Initial Senior Note acknowledges the restrictions on transfer of such Initial Senior Note set forth in the Private Placement Legend and under the heading "Transfer Restrictions" in the Final Memorandum and agrees that it will transfer such Initial Senior Note only in accordance with the Private Placement Legend and the restrictions set forth under the heading "Transfer Restrictions" in the Final Memorandum.

          (ii) In connection with any transfer of an Initial Senior Note bearing the Private Placement Legend, each Holder agrees to deliver to the Company, such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as reasonably may be requested by the Company to confirm that such transfer is being made in accordance with the limitations set forth in the Private Placement Legend. In the event the Company determines that any such transfer is not in accordance with the Private Placement Legend, the Company shall so inform the Registrar who shall not register such transfer; provided that the Registrar shall not be required to determine (but may
     --------
     rely on a determination made by the Company with respect to) the sufficiency of any such evidence.

          (iii) Upon the registration of transfer, exchange or replacement of an Initial Senior Note not bearing the Private Placement Legend, the Trustee shall deliver an Initial Senior Note or Initial Senior Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of an Initial Senior Note bearing the Private Placement Legend, the Trustee shall deliver an Initial Senior Note or Initial Senior Notes bearing the Private Placement Legend, unless such legend may be removed from such Senior Note as provided in the next sentence. The Private Placement Legend may be removed from an Initial Senior Note if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of
     New York, as reasonably may be requested by the Company to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Initial Senior Note will not violate the registration and prospectus delivery requirements of the Securities Act; provided that the Trustee shall not be required to
                     --------
     determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such evidence. Upon provision of such evidence, the Trustee shall authenticate and deliver in exchange for such Initial Note, an Initial Senior Note or Initial Senior Notes (representing the same aggregate principal amount at Stated Maturity of the Initial Senior Note being exchanged) without such legend. If the Private Placement Legend has been removed from an Initial Senior Note, as provided above, no other Initial Senior Note issued in exchange for all or any part of such Initial Senior Note shall bear such legend unless the Company has reasonable cause to believe that such other Initial Senior Note represents a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a legend to appear thereon.

          (iv) The Company shall deliver to the Trustee, and the Trustee shall retain for two years, copies of all documents received pursuant to this
     Section 2.06(a). The Company shall have the right to inspect and make copies of all such documents at any reasonable time upon the giving of reasonable written notice to the Trustee.

          (b) Any Initial Senior Notes which are presented to the Registrar for exchange pursuant to a Registered Exchange Offer shall be exchanged for Exchange Senior Notes of equal principal amount at Stated Maturity upon surrender to the Registrar of the Initial Senior Notes to be exchanged in accordance with the terms of the Registered Exchange Offer; provided that the Initial Senior Notes
                                        --------
so surrendered for exchange are duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar and duly executed by the Holder thereof or such Holder's attorney who shall be duly authorized in writing to execute such document on the behalf of such Holder. Whenever any Initial Senior Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to the surrendering Holder thereof, Exchange Senior Notes in the same aggregate principal amount at Stated Maturity as the Initial Senior Notes so surrendered.

          (c) Any Initial Global Senior Note or the Exchange Global Senior Note, as the case may be, shall be exchanged by the Company for one or more Initial Certificated Senior Notes or Exchange Certificated Senior Notes, as the case may be, if (a) the Depositary (i) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (ii) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days or (b) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days. If an Event of Default occurs and is continuing, the Company shall, at the request of the Holder thereof, exchange all or part of an Initial Global Senior Note or the Exchange Global Senior Note, as the case may be, for one or more Initial Certificated Senior Notes or Exchange Certificated Senior Notes, as the case may be; provided that the principal amount at Stated Maturity of each such Global
    --------
Senior Note, after such exchange, shall be $1,000 or an integral multiple thereof. Whenever a Global Senior Note is exchanged as a whole for one or more Initial Certificated Senior Notes or Exchange Certificated Senior Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee for cancellation. Whenever a Global Senior Note is exchanged in part for one or more Initial Certificated Senior Notes or Exchange Certificated Senior Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee and the Trustee shall make the appropriate notations thereon pursuant to Section 2.05(c) hereof. All Initial Certificated Senior Notes or Exchange Certificated Senior Notes, as the case may be, issued in exchange for a Global Senior Note or any portion thereof shall be registered in such names, and delivered, as the Depositary shall instruct the Trustee. Any Initial Certificated Senior Notes issued pursuant to this Section 2.06(c) shall include (i) the Private Placement Legend, except as set forth in Section 2.06(a)(iii) hereof, and (ii) the Unit Legend, except as set forth in Section 2.06(k) hereof. Interests in a Global Senior Note may not be exchanged for Certificated Senior Notes other than as provided in this Section 2.06(c).

          (d) A Holder may transfer a Senior Note only upon the surrender of such Senior Note for registration of transfer. No such transfer shall be effected until, and the transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer in the Security Register by the Registrar. When Senior Notes are presented to the Registrar with a request to register the transfer of, or to exchange, such Senior Notes, the Registrar shall register the transfer or make such exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Senior Notes at the Registrar's request.

          (e) The Company shall not be required to make and the Registrar need not register transfers or exchanges of Certificated Senior Notes selected for redemption (except, in the case of Certificated Senior Notes to be redeemed in part, the portion thereof not to be redeemed) for a period of 15 days before a selection of Certificated Senior Notes to be redeemed.

          (f) No service charge shall be made for any registration of transfer or exchange of Senior Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Senior Notes (other than in respect of a Registered Exchange Offer, except as provided in the Registration Rights Agreement, and in respect of exchanges and transfers pursuant to Sections 2.09, 3.06, 4.07, 4.08 and 9.06 hereof).

          (g) All Senior Notes issued upon any registration of transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Senior Notes surrendered for such registration of transfer or exchange.

          (h) Prior to the effectiveness under the Securities Act of a Shelf Registration Statement, or at any time during the suspension or following the termination thereof, Holders of Initial Senior Notes (or holders of interests therein) and prospective purchasers designated by such Holders of Initial Senior Notes (or such holders of interests therein) shall have the right to obtain from the Company upon request by such Holders (or such holders of interests) or prospective purchasers, during any period in which the Company is not subject to
Section 13 or Section 15(d) of the Exchange Act, or is exempt from reporting pursuant to 12g3-2(b) under the Exchange Act, the information required by paragraph (d)(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such Senior Notes or interests.

          (i) Any Holder of a Global Senior Note shall, by acceptance of such Global Senior Note, agree that transfers of beneficial interests in such Global Senior Note may be effected only through a book entry system maintained by the Holder of such Global Senior Note (or its agent), and that ownership of a beneficial interest in the Senior Notes represented thereby shall be required to be reflected in book entry form. Transfers of a Global Senior Note shall be limited to transfers in whole and not in part, to the Depositary, its successors, and their respective nominees. Interests of beneficial owners in Global Senior Note may be transferred in accordance with the rules and procedures of the Depositary (or its successors).

          (j) By its acceptance of any Initial Senior Note represented by a certificate bearing the Unit Legend, each Holder of, and each beneficial owner of an interest in, such Initial Senior Note acknowledges that the Senior Notes shall initially be issued as part of the issuance of the Units and agrees to the restrictions on transfer of Units set forth in the Final Memorandum and the
Unit Legend and agrees that it will not transfer such Initial Senior Notes separately, but only with the Initial Warrants as part of a transfer of a Unit or Units, until the Separation Date. The Registrar shall not register the transfer of any Senior Note prior to the Separation Date unless the Company receives evidence reasonably satisfactory to it that such transfer is part of a transfer of a Unit or Units, provided that the Registrar shall not be required
                             --------
to determine (but may rely on the determination made by the Company with respect to) the sufficiency of any such evidence. Notice from the Warrant Agent of a proposed transfer of Initial Warrants (in a number that together with the principal amount of the Senior Notes proposed to be transferred will constitute a Unit or Units) by the same Holder requesting transfer of such Senior Notes to the same proposed transferee to which such Senior Notes are to be transferred, shall constitute satisfactory evidence for the purposes of the second sentence of this subsection (j).

          (k) The Company shall notify the Trustee and the Depositary in writing of the occurrence of the Separation Date on such Separation Date. Any Senior Notes issued after the Separation Date shall not include the Unit Legend.

     SECTION 2.07.  Replacement Senior Notes.  If any mutilated Senior Note is
                    ------------------------
surrendered to the Trustee, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Senior Note, a new Senior Note containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Senior Note and (ii) such security or indemnity as may be required by them to save either of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Senior Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Senior Note, a new Senior Note containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Senior Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Senior Note, pay such Senior Note.

     Upon the issuance of any new Senior Note under this Section 2.07, the Company may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Senior Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Senior Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Senior Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Senior Notes duly issued hereunder.

     The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed lost or stolen Senior Notes.

     SECTION 2.08.  Outstanding Senior Notes.  Senior Notes outstanding at any
                    ------------------------
time are all Senior Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. A Senior Note does not cease to be outstanding because the Company or an Affiliate of the Company holds such Senior Note.

     If a Senior Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that such replaced Senior Note is held by a bona fide purchaser.

     If the Paying Agent (other than the Company, a Guarantor or an Affiliate of the Company or a Guarantor) segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or Maturity date money sufficient to pay all principal, premium, if any, and interest (including Special Interest, if any) payable on that date with respect to the Senior Notes (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Senior Notes (or such portions thereof) shall cease to be outstanding and interest on them shall cease to cease to accrete in value or accrue interest, as the case may be.

     In determining whether the Holders of the required principal amount of Senior Notes have concurred in any direction, waiver or consent or any amendment, modification or other change to this Indenture, Senior Notes held or beneficially owned by the Company or a Restricted Subsidiary of the Company or by an Affiliate of the Company or a Restricted Subsidiary of the Company or by agents of any of the foregoing shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Senior Notes which a Trust Officer has actual knowledge to be so owned shall be so disregarded. Senior Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee such pledgee's right so to act with respect to the Senior Notes and that the pledgee is not the Company or an Affiliate of the Company or any of their agents.

     SECTION 2.09.  Temporary Senior Notes.  Pending the preparation of
                    ----------------------
definitive Senior Notes, the Company may execute, and the Trustee shall authenticate, temporary notes ("Temporary Senior Notes") which are printed, lithographed, or otherwise produced, substantially of the tenor of the definitive Senior Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations.

     If Temporary Senior Notes are issued, the Company shall cause definitive Senior Notes to be prepared without unreasonable delay. After the preparation of definitive Senior Notes, the Temporary Senior Notes shall be exchangeable for definitive Senior Notes upon surrender of the Temporary Senior Notes to the

Trustee, without charge to the Holder. Until so exchanged, Temporary Senior Notes will evidence the same debt and will be entitled to the same benefits under this Indenture as the definitive Senior Notes in lieu of which they have been issued.

     SECTION 2.10.  Cancellation.  The Company at any time may deliver Senior
                    ------------
Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Senior Notes surrendered to them for registration of transfer, exchange, purchase or payment. The Trustee shall cancel all Senior Notes surrendered for registration of transfer, exchange, purchase, payment or cancellation and shall destroy such canceled Senior Notes unless the Company shall by Company Order otherwise direct. The Company may not issue new Senior Notes to replace Senior Notes it has redeemed or paid or that have been delivered to the Trustee for cancellation.

     SECTION 2.11.  Payment of Interest; Interest Rights Preserved.  Interest
                    -----------------------------------------------
(including Special Interest, if any) on any Senior Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, which shall be March 30 or September 30, commencing September 30, 2000 for interest other than Special Interest, if any, shall be paid to the Person in whose name such Senior Note is registered at the close of business on the Record Date for such interest payment, which shall be the March 15 or September 15 (whether or not a Business Day) immediately preceding such Interest Payment Date.

     Any interest on any Senior Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date, and, except as hereafter provided, such Defaulted Interest, and any interest payable on such Defaulted Interest, may be paid by the Company, at its election, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, to the Persons in whose names the Senior Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Senior Notes and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent, first class mail, postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Senior Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, on the Senior Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 2.11, each Senior Note delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Senior Note, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Senior Note.

     SECTION 2.12.  Authorized Denominations.  The Senior Notes shall be
                    ------------------------
issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION 2.13.  Computation of Interest, etc.  The Senior Notes that will be
                    ----------------------------
issued on the Issue Date will be issued at a discounted aggregate principal amount of $30,203,375. The Senior Notes will accrete in value from the date of original issuance thereof, whether on the Issue Date or otherwise, at a rate of 14% per annum, compounded semi-annually in the manner specified in the definition of "Accreted Value" contained in Section 1.01 hereof, up to an aggregate principal amount of $137,000,000 by March 30, 2000 (assuming all of the Initial Senior Notes issuable under Section 2.02 of this Indenture are so issued). Thereafter, interest on the Senior Notes will accrue at a rate of 14% per annum. Interest on the Senior Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding any other term of this Indenture, the Company shall not be obliged to pay any interest or other amounts under or in connection with this Indenture in excess of the amount or rate permitted under or consistent with applicable law.

     SECTION 2.14.  Persons Deemed Owners.  Prior to the due presentation for
                    ---------------------
registration of transfer of any Senior Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of, premium, if any, and interest (including Special Interest, if any) on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

     SECTION 2.15.  CUSIP Numbers.  The Company, in issuing the Senior Notes,
                    -------------
may use a "CUSIP" number for each series of Senior Notes and, if so, the Trustee shall use the relevant CUSIP number in any notices to Holders as a convenience to such Holders; provided that any such notice may state that no representation
                 --------
is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Senior Notes and that reliance may be placed only on the other identification numbers printed on the Senior Notes. The Company shall promptly notify the Trustee of any change in any CUSIP number used.


                                  ARTICLE III

                                  REDEMPTION

     SECTION 3.01.  Notice to Trustee.  If the Company elects to redeem Senior
                    -----------------
Notes pursuant to the optional redemption provisions of Section 3.07 and the Senior Notes, it shall furnish an Officers' Certificate to the Trustee setting forth the Redemption Date, the principal amount of Senior Notes to be redeemed and the Redemption Price. The Company shall give each such notice to the Trustee at least 60 days prior to the Redemption Date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with any conditions to such redemption set forth herein and in the Senior Notes.

     SECTION 3.02.  Selection of Senior Notes to be Redeemed.  If less than all
                    ----------------------------------------
the Senior Notes are to be redeemed at any time, the Trustee shall select the Senior Notes to be redeemed on a pro rata basis, or by any other method which
                                 --- ----
the Trustee deems to be fair and appropriate and which complies with any securities exchange or other applicable requirements, provided that the Trustee
                                                      --------
may select for redemption in part only Senior Notes in
denominations larger than $1,000. In selecting Senior Notes to be redeemed pursuant to this Section 3.02, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper so that the principal amount of each Senior Note to be redeemed shall be $1,000 or an integral multiple thereof, by increasing, decreasing or eliminating any amount less than $1,000 which would be allocable to any Holder. If the Senior Notes to be redeemed are Certificated Senior Notes, the Certificated Senior Notes to be redeemed shall be selected by the Trustee by prorating, as nearly as may be, or by any other method which the Trustee deems to be fair and appropriate and which complies with any securities exchange or other applicable requirements the principal amount of Certificated Senior Notes to be redeemed among the Holders of Certificated Senior Notes registered in their respective names. The Trustee in its discretion may determine the particular Senior Notes (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. Provisions of this Indenture that apply to Senior Notes called for redemption also apply to portions of Senior Notes called for redemption. The Trustee shall notify the Company promptly of the Senior Notes or portions of Senior Notes to be redeemed. Each redemption of Senior Notes shall be pro rata
                                                                      --- ----
as between Initial Senior Notes and Exchange Senior Notes.

     SECTION 3.03.  Notice of Redemption.  At least 30 days but not more than 60
                    --------------------
days before a Redemption Date, the Company shall send a notice of redemption, first class mail, postage prepaid, to Holders of Senior Notes to be redeemed at the addresses of such Holders as they appear in the Security Register.

     The notice shall identify the Senior Notes to be redeemed and shall state:

          (a)  the Redemption Date;

          (b) the Redemption Price (and shall specify the portion of such Redemption Price that constitutes the amount of accrued and unpaid interest to be paid, if any);

          (c)  the name and address of the Paying Agent;

          (d) that the Senior Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (e) if any Global Senior Note is being redeemed in part, the portion of the principal amount of such Senior Note to be redeemed and that, after the Redemption Date, the Global Note, with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unredeemed portion, will be returned to the Holder thereof;

          (f) if any Certificated Senior Note is being redeemed in part, the portion of the principal amount of such Senior Note to be redeemed and that, after the Redemption Date, a new Certificated Senior Note or Certificated Senior Notes in principal amount at Stated Maturity equal to the unredeemed portion will be issued;

          (g) if fewer than all the outstanding Senior Notes are to be redeemed, the identification and principal amounts of the particular Senior Notes to be redeemed;

          (h) that, unless the Company defaults in making the redemption payment, payment of interest (including Special Interest, if any) on, or the accretion of the value of, the Senior Notes (or portions thereof) called for redemption shall cease and such Senior Notes (or portions thereof) shall cease to accrete in value or cease to accrue interest, as the case may be, on and after the Redemption Date;

          (i) the paragraph of the Senior Notes and the Section of this Indenture pursuant to which the Senior Notes are being called for redemption; and

          (j) any other information necessary to enable Holders to comply with the notice of redemption.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 3.03 in a timely manner; provided that the Company shall give the
                                 --------
Trustee not less than 60 days' notice unless the Trustee consents to a shorter period.

     SECTION 3.04.  Effect of Notice of Redemption.  Once notice of redemption
                    ------------------------------
is mailed, Senior Notes called for redemption shall become due and payable on the Redemption Date and at the Redemption Price stated in such notice, plus interest and Special Interest, if any, accrued and unpaid on the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on
      --------
or prior to the Interest Payment Date, the accrued interest (including Special Interest, if any) shall be payable to the Holder of the redeemed Note on the relevant Record Date; and provided, further, that if a Redemption Date is not a
                          --------  -------
Business Day, payment shall be made on that next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day. Upon surrender to the Paying Agent, such Senior Notes shall be paid at the Redemption Price stated in such notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     SECTION 3.05.  Deposit of Redemption Price.  On or prior to 10:00 a.m., New
                    ---------------------------
York City time, on each Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders) money, in federal or other immediately available funds, sufficient to pay the Redemption Price on all Senior Notes to be redeemed on that date other than Senior Notes or portions of Senior Notes called for redemption on such date which have been delivered by the Company to the Trustee for cancellation.

     So long as the Company complies with the preceding paragraph and the other provisions of this Article III, interest (and Special Interest, if any) on the Senior Notes to be redeemed on the applicable Redemption Date shall cease to accrue, or such Senior Notes shall cease to accrete in value, as the case may be, from and after such date and such Senior Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment on the Redemption Date of the Redemption Price plus interest and Special Interest, if any, accrued and unpaid on the Redemption Date. If any Senior Note called for redemption shall not be so paid upon surrender for redemption, then, from the Redemption Date until such principal is paid, interest shall be paid on the unpaid principal and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case at the rate prescribed therefor by such Senior Notes.

     SECTION 3.06.  Senior Notes Redeemed in Part.  Upon surrender and
                    -----------------------------
cancellation of a Certificated Senior Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate and deliver to the surrendering Holder (at the Company's expense) a new Certificated Senior Note equal in principal amount to the unredeemed portion of the Certificated Senior Note surrendered and canceled, provided that each such Certificated Senior Note shall be in a principal amount of $1,000 or an integral multiple thereof.

     Upon surrender of a Global Senior Note that is redeemed in part, the Paying Agent shall forward such Global Senior Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Senior Note to an amount equal to the unredeemed portion of such Global Senior Note, as provided in Section 2.05(c) hereof.

     SECTION 3.07.  Optional Redemption.  The Senior Notes will not be
                    -------------------
redeemable at the option of the Company prior to September 30, 2001, subject to provisions of the following paragraph. Thereafter, the Senior Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the

Redemption Prices (expressed as percentages of principal amount at Stated Maturity thereof) set forth below, plus accrued and unpaid interest (if any) and Special Interest (if any), if redeemed during the twelve months beginning September 30 of each year indicated below:

     Year                                               Percentage
     ----                                               ----------

     2001.................................................. 109.0%
     2002.................................................. 104.5%

     Notwithstanding the foregoing, in the event that on or prior to September 30, 1999, the Company consummates one or more Public Equity Offerings of its Common Stock or issues or sells Qualified Stock of the Company to a Strategic Investor, in each case in an aggregate amount equal to or exceeding $40,000,000, up to a maximum of 25 percent of the aggregate principal amount at Stated Maturity of the Senior Notes will be redeemable at the option of the Company out of the net proceeds of such sale or sales to the extent that such proceeds consist of cash or cash equivalents. Such Senior Notes will be redeemable on not less than 30 nor more than 60 days' prior notice at a Redemption Price equal to 114 percent of the Accreted Value of the Senior Notes to be redeemed on the Redemption Date plus accrued and unpaid interest, if any, and Special Interest, if any, to the Redemption Date. Any such redemption shall occur within 90 days after (but not before) such sale or last such sale in the case of a series of related transactions; provided that immediately after giving effect to such
                      --------
redemption not less than 75 percent of the aggregate principal amount at Stated Maturity of the Senior Notes originally issued remain outstanding.


                                  ARTICLE IV

                                   COVENANTS

     SECTION 4.01.  Payment of Senior Notes.  The Company shall promptly pay the
                    -----------------------
principal of, premium, if any, and interest (including Special Interest, if any), on, the Senior Notes on the dates and in the manner provided in the Senior Notes and in this Indenture. Principal, premium and interest shall be considered paid on the date due if, on such date, the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, premium and interest (including Special Interest, if any) then due.

     To the extent lawful, the Company shall pay interest on (i) any overdue principal of (and premium, if any, on) the Senior Notes, at the interest rate borne on the Senior Notes, plus 1% per annum, and (ii) Defaulted Interest
                                   --- -----
(without regard to any applicable grace period), at the same rate. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.05, Section 4.07 or Section 4.08 hereof, or otherwise.

     SECTION 4.02.  Maintenance of Office or Agency.  The Company shall maintain
                    -------------------------------
in the Borough of Manhattan, The City of New York, an office or agency where Senior Notes may be presented or surrendered for payment, where Senior Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Senior Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. As of the date hereof, the address of such agency is: Harris Trust and Savings Bank, c/o Harris Trust Company of New York, 77 Water Street, 4th Floor, New York, New York 10005. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Senior Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided that no such designation or
                                   --------
rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

     SECTION 4.03.  Money for the Senior Note Payments to be Held in Trust.  If
                    ------------------------------------------------------
the Company, any Restricted Subsidiary of the Company or any of their respective Affiliates shall at any time act as Paying Agent with respect to the Senior Notes, such Paying Agent shall, on or before each due date of the principal of (and premium, if any) or interest on any of the Senior Notes, segregate and hold in trust for the benefit of the Persons entitled thereto money sufficient to pay the principal (and premium, if any) and interest (including Special Interest, if any), so becoming due until such money shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to the Senior Notes, it shall, prior to or on each due date of the principal of (and premium, if any) or interest (including Special Interest, if any) on any of the Senior Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) and interest (including Special Interest, if any), so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium and interest (including Special Interest, if any), and (unless such Paying Agent is the Trustee) the Paying Agent shall promptly notify the Trustee of the Company's action or failure so to act.

     SECTION 4.04.  Corporate Existence.  Subject to the provisions of Article
                    -------------------
V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each of its Restricted Subsidiaries; provided that the Company and any such Restricted Subsidiary
              --------
shall not be required to preserve the corporate existence of any such Restricted Subsidiary or any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders of Senior Notes.

     SECTION 4.05.  Maintenance of Property.  The Company shall cause all
                    -----------------------
Property used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section
                                       --------
4.05 shall prevent the Company from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries and not disadvantageous in any material respect to the Holders of Senior Notes.

     SECTION 4.06.  Payment of Taxes and Other Claims.  The Company shall pay or
                    ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or Property of the Company or any of its Restricted Subsidiaries and (b) all lawful claims for labor, material and supplies which, if unpaid, might by law become a Lien upon the Property of the Company or any of its Restricted Subsidiaries; provided that the Company shall not be required to pay
                         --------
or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings upon stay of execution or the enforcement thereof and for which adequate reserves in accordance with GAAP or other appropriate provision has been made.

     SECTION 4.07.  Repurchase at the Option of Holders upon a Change of
                    ----------------------------------------------------
Control. (a) Upon the occurrence of a Change of Control, each Holder of Senior Notes shall have the right to require the Company to purchase such Holder's Senior Notes, in whole or in part in a principal amount that is an integral multiple of $1,000, pursuant to the offer described in Section 4.07(b) hereof (the "Change of Control Offer"), at a purchase price (the "Change of Control Purchase Price") in cash equal to 101 percent of the Accreted Value of such Senior Notes (or portions thereof) on any Change of Control Payment Date occurring prior to March 30, 2000, plus accrued and unpaid interest, if any, and Special Interest, if any, thereon to such Change of Control Payment Date, or 101 percent of the principal amount at Stated Maturity of such Senior Notes (or portions thereof) on any Change of Control Payment Date occurring on or after March 30, 2000, plus accrued and unpaid interest, if any, and Special Interest, if any, to such Change of Control Payment Date.

          (b) Within 30 days of the date of any Change of Control, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

          (i) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section 4.07, and that all Senior Notes that are properly tendered will be accepted for payment;

          (ii) the Change of Control Purchase Price, and the date Senior Notes are to be purchased pursuant to the Change of Control Offer (the "Change of Control Payment Date"), which date shall be a date occurring no earlier than 30 days nor later than 60 days subsequent to the date such notice is mailed;

          (iii) that any Senior Notes or portions thereof not properly tendered will continue to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable;

          (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price with respect there to, all Senior Notes or portions thereof accepted for payment pursuant to the Change of Control Offer shall cease to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable, from and after the Change of Control Payment Date;

          (v) that Holders electing to have any Senior Notes or portions thereof purchased pursuant to a Change of Control Offer will be required to surrender such Senior Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Senior Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

          (vi) that Holders shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Senior Notes delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Senior Notes or portions thereof purchased pursuant to the Change of Control Offer;

          (vii) that Holders electing to have Senior Notes purchased pursuant to the Change of Control Offer must specify the principal amount that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

          (viii) if Certificated Senior Notes have been issued pursuant to
     Section 2.06(c), that any Holder of Certificated Senior Notes whose Certificated Senior Notes are being purchased only in part will be issued new Certificated Senior Notes equal in principal amount to the unpurchased portion of the Certificated Senior Note or Senior Notes surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof;

          (ix) that the Trustee will return to the Holder of a Global Senior Note that is being purchased in part, such Global Senior Note with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unpurchased portion of such Global Senior Note; and

          (x) the instructions and any other information necessary to enable any Holder to accept a Change of Control Offer or effect withdrawal of such acceptance.

          (c) On the Change of Control Payment Date, the Company shall (i) accept for payment any Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the Paying Agent, by 10:00 a.m., New York City time, on such date, in immediately available funds, an amount equal to the Change of Control Purchase Price in respect of all Senior Notes or portions thereof so tendered, including accrued and unpaid interest and Special Interest, if applicable, to such Change of Control Payment Date; and (iii) deliver, or cause to be delivered, to the Trustee the Senior Notes so tendered together with an Officers' Certificate listing the Senior Notes or portions thereof tendered to the Company and accepted for payment. The Paying Agent shall promptly send by first class mail, postage prepaid, to each Holder of Senior Notes or portions thereof so accepted for payment, payment in an amount equal to the Change of Control Purchase Price for such Senior Notes or portions thereof, including accrued and unpaid interest and Special Interest, if applicable, to such Change of Control Payment Date. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 4.07, the Trustee shall act as the Paying Agent.

          (d) Upon surrender and cancellation of a Certificated Senior Note that is purchased in part pursuant to the Change of Control Offer, the Company shall promptly issue and the Trustee shall authenticate and deliver to the surrendering Holder of such Certificated Senior Note, a new Certificated Senior Note equal in principal amount to the unpurchased portion of such surrendered Certificated Senior Note; provided that each such new Certificated Senior Note
                          --------
shall be in a principal amount of $1,000 or an integral multiple thereof.

     Upon surrender of a Global Senior Note that is purchased in part pursuant to a Change of Control Offer, the Paying Agent shall forward such Global Senior Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Senior Note to an amount equal to the unpurchased portion of such Global Senior Note, as provided in Section 2.05(c) hereof.

          (e) The Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations, to the extent such laws and regulations are applicable, in connection with the repurchase of Senior Notes pursuant to a Change of Control Offer.

     SECTION 4.08.  Limitation on Asset Sales.  (a)  The Company shall not, and
                    -------------------------
shall not permit any of its Restricted Subsidiaries, directly or indirectly, to, consummate an Asset Sale, unless:

          (i) no Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

          (ii) the Company or such Restricted Subsidiary, as the case may be, receives net consideration at the time of such Asset Sale at least equal to the Fair Market Value (as evidenced by a Board Resolution of the Company delivered to the Trustee) of the Property or assets sold or otherwise disposed of;

          (iii) at least 75 percent of the consideration received in respect of such Asset Sale by the Company or such Restricted Subsidiary, as the case may be, for such Property or assets consists of Cash Proceeds; provided,
                                                                    --------
     however, that in connection with an Asset Sale of receivables, 100 percent
     -------
     of the consideration received in respect of such Asset Sale by the Company or such Restricted Subsidiary, as the case may be, for such receivables shall consist of Cash Proceeds; and

          (iv) the Company or such Restricted Subsidiary, as the case may be, uses the Net Cash Proceeds from such Asset Sale in the manner set forth in
     Section 4.08(b) hereof.

          (b) Within 270 days after the closing of any Asset Sale, the Company or such Restricted Subsidiary, as the case may be, may, at its option:

          (i) reinvest an amount equal to the Net Cash Proceeds, or any portion thereof, from such Asset Sale in Telecommunications Assets; and/or

          (ii) apply an amount equal to such Net Cash Proceeds, or remaining Net Cash Proceeds to the permanent reduction of Indebtedness of the Company (other than Indebtedness to a Restricted Subsidiary of the Company) that is pari passu in right of payment with the Senior Notes and the Convertible
     ---- -----
     Notes and which was secured by such assets transferred and which is required to be paid in whole or in part (which repayment, in the case of a revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder).

     Net Cash Proceeds from any Asset Sale that are not applied pursuant to clause (i) or (ii) above shall constitute "Excess Proceeds."

          (c) If at any time the aggregate amount of Excess Proceeds calculated as of such date exceeds $5,000,000, the Company shall, within 30 days of the date on which such Excess Proceeds exceed $5,000,000, use such Excess Proceeds to make an offer, as described in Section 4.08(d) hereof (an "Asset Sale Offer"), (A) to purchase on a pro rata basis from all Holders of the Senior
                              --- ----
Notes in an aggregate principal amount equal to the maximum principal amount that may be purchased out of the then-existing Excess Proceeds, at a purchase price (the "Asset Sale Purchase Price") in cash equal to 100 percent of the Accreted Value of such Senior Notes on any Asset Sale Payment Date occurring prior to March 30, 2000, plus accrued and unpaid interest, if any, and Special Interest, if any, to the Asset Sale Payment Date, or 100 percent of the principal amount at Stated Maturity of such Senior Notes on any Asset Sale Payment Date occurring on or after March 30, 2000, plus accrued and unpaid interest, if any, and Special Interest, if any, to such Asset Sale Payment Date and (B) to the substantially concurrent repayment or redemption of Pari Passu Indebtedness (if any) if required by the instruments relating to such Pari Passu Indebtedness (which repayment or redemption, in the case of a revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder). The Excess Proceeds to be so applied may be applied such that the portion to be applied to the repayment or redemption of Pari Passu Indebtedness shall not exceed an amount equal to the product obtained by multiplying such Excess Proceeds by a fraction, the numerator of which is the outstanding principal amount of Pari Passu Indebtedness that, pursuant to the instruments relating thereto, is required to be repaid or redeemed with proceeds from such Asset Sale or Asset Sales and the denominator of which is the sum of the (i) aggregate principal amount of the Senior Notes then outstanding plus (ii) the aggregate principal amount of outstanding Pari Passu Indebtedness that, pursuant to the instruments relating thereto, is required to be repaid or redeemed with proceeds from such Asset Sale or Asset Sales.

          (d) Within 30 days of the date the amount of Excess Proceeds exceeds $5,000,000, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

          (i) that an Asset Sale Offer is being made pursuant to this Section 4.08, and that all Senior Notes that are properly tendered will be accepted for payment, subject to proration in the event the amount of Excess Proceeds is less than the aggregate Asset Sale Purchase Price of all Senior Notes promptly tendered pursuant to the Asset Sale Offer (or in the case of a repurchase concurrently with the repayment or redemption of Pari Passu Indebtedness, such amount as is determined pursuant to Section 4.08(c) hereof);

          (ii) the Asset Sale Purchase Price, the amount of Excess Proceeds that are available to be applied to purchase tendered Senior Notes, the amount of Excess Proceeds to be utilized for a repayment or redemption of Pari Passu Indebtedness, and the date Senior Notes are to be purchased pursuant to the Asset Sale Offer (the "Asset Sale Payment Date"), which date shall be a date no earlier than 30 days nor later than 40 days subsequent to the date such notice is mailed;

          (iii) that any Senior Notes or portions thereof not properly tendered will continue to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable;

          (iv) that, unless the Company defaults in the payment of the Asset Sale Purchase Price with respect thereto, all Senior Notes or portions thereof accepted for payment pursuant to the Asset Sale Offer shall cease to accrete in value or accrue interest, as the case may be, and accrue Special Interest, if applicable, from and after the Asset Sale Payment Date;

          (v) that any Holder electing to have any Senior Notes or portions thereof purchased pursuant to the Asset Sale Offer will be required to surrender such Senior Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Senior Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the third Business Day preceding the Asset Sale Payment Date;

          (vi) that any Holder shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Asset Sale Payment Date, a telegram, telex, facsimile transmission or letter, setting forth the name of the Holder, the principal amount of Senior Notes delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Senior Notes or portions thereof purchased pursuant to the Asset Sale Offer;

          (vii) that any Holder electing to have Senior Notes purchased pursuant to the Asset Sale Offer must specify the principal amount that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

          (viii) if Certificated Senior Notes have been issued pursuant to
     Section 2.06(c), that any Holder of Certificated Senior Notes whose Certificated Senior Notes are being purchased only in part will be issued new Certificated Senior Notes equal in principal amount to the unpurchased portion of the Certificated Senior Note or Senior Notes surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof;

          (ix) that the Trustee will return to the Holder of a Global Senior Note that is being purchased in part, such Global Senior Note with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unpurchased portion of such Global Senior Note; and

          (x) the instructions and any other information necessary to enable any Holder to accept an Asset Sale Offer, to tender Senior Notes and to have such Senior Notes purchased, or to effect withdrawal of such acceptance, pursuant to this Section 4.08.

          (e) If the aggregate Asset Sale Purchase Price of the Senior Notes surrendered by Holders exceeds the amount of applicable Excess Proceeds (determined as provided by Section 4.08(c) hereof), as indicated in the notice required by Section 4.08(d) hereof, the Trustee shall select the Senior Notes to be purchased on a pro rata basis based on the Accreted Value, as of the Asset
                  --- ----
Sale Payment Date if such Asset Sale Payment Date is prior to March 30, 2000 or the principal amount at Stated Maturity, if such Asset Payment Date is on or after March 30, 2000, of the Senior Notes tendered, with such adjustments as may be deemed appropriate by the Trustee and may be needed to comply with any securities exchange and other applicable requirements, so that only Senior Notes in denominations of $1,000 or integral multiples thereof shall be purchased.

          (f) On or before the Asset Sale Payment Date, the Company shall (i) accept for payment any Senior Notes or portions thereof properly tendered and selected for purchase pursuant to the Asset Sale Offer and Section 4.08(e) hereof; (ii) irrevocably deposit with the Paying Agent, by 10:00 a.m., New York City time, on such date, in immediately available funds, an amount equal to the Asset Sale Purchase Price in respect of all Senior Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee the Senior Notes so accepted together with an Officers' Certificate listing the Senior Notes or portions thereof tendered to the Company and accepted for payment. The Paying Agent shall promptly send by first class mail, postage prepaid, to each Holder of Senior Notes or portions thereof so accepted for payment, payment in an amount equal to the Asset Sale Purchase Price for such Senior Notes or portions thereof. The Company shall publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Asset Sale Payment Date. For purposes of this Section 4.08, the Trustee shall act as the Paying Agent.

          (g) Upon surrender and cancellation of a Certificated Senior Note that is purchased in part, the Company shall promptly issue and the Trustee shall authenticate and deliver to the surrendering Holder of such Certificated Senior Note a new Certificated Senior Note equal in principal amount to the unpurchased portion of such surrendered Certificated Senior Note; provided that each such
                                                      --------
new Certificated Senior Note shall be in a principal amount of $1,000 or an integral multiple thereof.

     Upon surrender of a Global Senior Note that is purchased in part pursuant to an Asset Sale Offer, the Paying Agent shall forward such Global Senior Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Senior Note to an amount equal to the unpurchased portion of such Global Senior Note, as provided in Section 2.05(c) hereof.

          (h) Upon completion of an Asset Sale Offer (including payment of the Asset Sale Purchase Price for accepted Senior Notes), any surplus Excess Proceeds that were the subject of such offer shall cease to be Excess Proceeds, and the Company may then use such amounts for general corporate purposes, including making a Convertible Note Asset Sale Offer.

          (i) The Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations, to the extent such laws and regulations are applicable, in connection with the repurchase of Senior Notes pursuant to an Asset Sale Offer.

     SECTION 4.09.  Limitation on Indebtedness.  (a)  The Company shall not, and
                    --------------------------
shall not permit its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness), and the Company shall not issue any Disqualified Stock or permit any of its Restricted Subsidiaries to issue any Disqualified Stock; provided that the Company may incur Indebtedness
                              --------
or issue Disqualified Stock if, after giving effect to such issuance or incurrence on a pro forma basis, the Indebtedness to Operating Cash Flow Ratio
                --- -----
of the Company does not exceed 5 to 1.0.

          (b) The provisions of Section 4.09(a) hereof shall not apply to:

          (i) Indebtedness existing under the Credit Facility; provided that the
                                                               --------
     aggregate principal amount of all such Indebtedness under the Credit Facility, when taken together with all Indebtedness of the Company then outstanding which was permitted to have been incurred under clause (x) below, shall not exceed $45,000,000 at any one time outstanding, up to $30,000,000 of aggregate principal amount of which may be secured;

          (ii) the Existing Indebtedness;

          (iii) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness owing to any of its respective Wholly-Owned Restricted Subsidiaries; provided that any such Indebtedness
                                           --------
     is junior and subordinate to the Senior Notes and Senior Note Guarantees, if any, and such Indebtedness is held at all times by the Company or a Wholly-Owned Restricted Subsidiary of the Company;

          (iv) Indebtedness of any Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary of the Company;

          (v) the incurrence by the Company or any of its Restricted Subsidiaries of Interest Hedging Obligations with respect to any floating rate Indebtedness that is permitted by this Section 4.09(b);

          (vi) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness evidenced by the Senior Notes or Senior Note Guarantees, if any, pursuant to this Indenture and by the Convertible Notes or the guarantees of the Convertible Notes, if any, issued pursuant to the Convertible Note Indenture;

          (vii) Indebtedness in respect of performance, surety or appeal bonds provided by the Company in the ordinary course of business;

          (viii) Vendor Financing not to exceed an aggregate principal amount of $5,000,000 at any one time outstanding;

          (ix) the incurrence by the Company or any of its Restricted Subsidiaries of Refinancing Indebtedness issued in exchange for, or the proceeds of which are used to refinance, repurchase, replace, refund or defease ("Refinance" and correlatively, "Refinanced" and "Refinancing") Indebtedness permitted pursuant to clauses (ii) or (vi) of this Section 4.09(b); provided that (1) the amount of such Refinancing Indebtedness
              --------
     shall not exceed the principal amount of, premium, if any, and accrued interest (and Special Interest on the Senior Notes) on the Indebtedness so Refinanced (or if such Indebtedness was issued with original issue discount, the original issue price plus amortization of the original issue discount at the time of the repayment of such Indebtedness) plus the fees, expenses and costs of such Refinancing and reasonable prepayment premiums, if any, in connection therewith; (2) such Refinancing Indebtedness shall have a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced; (3) such Refinancing Indebtedness shall have an Average Life equal to or greater than the Average Life of the Indebtedness being Refinanced; (4) if the Indebtedness being Refinanced is subordinated in right of payment to the Senior Notes, such Refinancing Indebtedness shall be subordinate in right of payment to the Senior Notes on terms at least as favorable to the Holders of Senior Notes as those contained in the documentation governing the Indebtedness being so Refinanced; and (5) no Restricted Subsidiary shall incur Refinancing Indebtedness to Refinance Indebtedness of the Company or another Subsidiary; and

          (x) Indebtedness of the Company not otherwise permitted to be incurred pursuant to this Section 4.09(b) in an aggregate amount not to exceed $5,000,000 at any one time outstanding and which amount shall reduce the amount permitted to be incurred under Section 4.09(b)(i) above.

     (c) In the event that the Company or any Restricted Subsidiary has incurred Indebtedness pursuant to Section 4.09(b)(iii) above owing to a Restricted Subsidiary and that Restricted Subsidiary thereafter does not remain a Restricted Subsidiary of the Company, the aggregate principal amount of such Indebtedness of the Company or a Restricted Subsidiary, as applicable, owing to such Person at the time of such a change in Restricted Subsidiary status that was at any time incurred pursuant to Section 4.09(b)(iii), shall be deemed to be Indebtedness incurred by the Company or a Restricted Subsidiary, as the case may be, at the time of such change in Restricted Subsidiary status.

     (d) Indebtedness incurred by any Person that is not a Restricted Subsidiary of the Company, which Indebtedness is outstanding at the time such Person becomes a Restricted Subsidiary of the Company, or is merged into or consolidated with, the Company or a Restricted Subsidiary shall be deemed to have been incurred, at the time such Person becomes a Restricted Subsidiary, or is merged into or consolidated with the Company or a Restricted Subsidiary. A guarantee permitted by this Section 4.09 to be incurred by the Company or a Restricted Subsidiary of Indebtedness otherwise permitted to be incurred pursuant to this Section 4.09 is not considered a separate incurrence for purposes of this Section 4.09.

     SECTION 4.10.  Limitation on Issuance of Guarantees by Restricted
                    --------------------------------------------------
Subsidiaries.  (a)  The Company shall not permit any of its Restricted
------------
Subsidiaries, directly or indirectly, to guarantee any Indebtedness of the Company ("Guaranteed Indebtedness") other than the Senior Notes, unless (i)
such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Senior Note Guarantee (a "Senior Note Guarantee") of payment of the Senior Notes by such Restricted Subsidiary and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary of the Company as a result of any payment by such Restricted Subsidiary under its Senior Note Guarantee, provided that any
                                                       --------
Restricted Subsidiary may guarantee any Credit Facility so long as such Restricted Subsidiary enters into a Senior Note Guarantee ranking pari passu
                                                                  ---- -----
with its guarantee under such Credit Facility. If the Senior Note Guaranteed Indebtedness is pari passu with the Senior Notes, then the guarantee of such
                ---- -----
Senior Note Guaranteed

Indebtedness shall be pari passu with or subordinated to the Senior Note
                      ---- -----
Guarantee; and if the Senior Note Guaranteed Indebtedness is subordinated to the Senior Notes, then the guarantee of such Senior Note Guaranteed Indebtedness shall be subordinated to the Senior Note Guarantee at least to the extent that the Senior Note Guaranteed Indebtedness is subordinated to the Senior Notes.

          (b) Notwithstanding the provisions of Section 4.10(a) hereof, any Senior Note Guarantee by a Restricted Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the release or discharge of the guarantee which resulted in the creation of such Restricted Subsidiary's Senior Note Guarantee, except a discharge or release by, or as a result of, payment under such guarantee.

     SECTION 4.11.  Limitation on Liens.  The Company shall not, and shall not
                    -------------------
permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Liens of any kind, other than Permitted Liens, on or with respect to any of its Property or assets now owned or hereafter acquired, or any interest therein or any income or profits therefrom, without effectively providing that the Senior Notes shall be secured equally and ratably with or prior to (and provided that the Senior Notes shall
                                          --------
be secured prior to any secured obligation that is subordinated in right of payment to the Senior Notes) the obligations so secured for so long as such obligations are so secured.

     SECTION 4.12.  Limitation on Sale and Leaseback Transactions.  The Company
                    ----------------------------------------------
shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, assume, guarantee or otherwise become liable with respect to, any Sale and Leaseback Transaction, unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Sale and Leaseback Transaction at least equal to the Fair Market Value (as evidenced by a Board Resolution delivered to the Trustee) of the Property or assets subject to such transaction; (ii) the Attributable Indebtedness of the Company or such Restricted Subsidiary with respect thereto is included as Indebtedness and would be permitted to be incurred under Section 4.09 hereof and any Liens granted thereby would be permitted under Section 4.11 hereof; and
(iii) the Net Cash Proceeds from such transaction are applied in accordance with
Section 4.08 hereof as if such proceeds resulted from an Asset Sale.

     SECTION 4.13.  Restricted Payments.  The Company shall not, and shall not
                    -------------------
permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment unless, at the time of and after giving effect to such proposed Restricted Payment:

          (i) no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

          (ii) after giving effect, on a pro forma basis, to such Restricted
                                         --- -----
     Payment and the incurrence of any Indebtedness the net proceeds of which are used to finance such Restricted Payment, the Company could incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a) hereof; and

          (iii) after giving effect to such Restricted Payment on a pro forma
                                                                    --- -----
     basis, the aggregate amount expended or declared for all Restricted Payments after the Issue Date does not exceed the sum of (A) 50 percent of the Consolidated Net Income of the Company (or, if Consolidated Net Income shall be a deficit, minus 100 percent of such deficit) for the period (taken as one accounting period) beginning on the last day of the fiscal quarter immediately preceding the Issue Date and ending on the last day of the fiscal quarter immediately preceding the date of such Restricted Payment, plus (B) 100 percent of the aggregate Net Cash Proceeds received
              ----
     by the Company subsequent to the Issue Date from the issuance or sale (other than to a Subsidiary) of shares of its Qualified Stock, including Qualified Stock issued upon the conversion of convertible debt (other than any conversions of the Convertible Notes) or the exercise of options, warrants or rights to purchase Qualified Stock, plus (C) 100 percent of the
                                                     ----
     amount of any Indebtedness of the Company or any of its Restricted Subsidiaries (as expressed on the face of a balance sheet in accordance with GAAP), or the carrying value of any Disqualified Stock, which has been converted into, exchanged for or satisfied by the issuance of shares of Qualified Stock of the Company subsequent to the Issue Date, less the amount of any cash or the value of any other Property distributed by the Company or its Restricted Subsidiaries upon such conversion, exchange or satisfaction, plus (D) 100 percent of the net reduction in Investments,
                   ----
     subsequent to the Issue Date, in any Person, resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of Property (but only to the extent such interest, dividends, repayments or other transfers of Property are not included in the calculation of Consolidated Net Income), in each case of the Company or any Restricted Subsidiary of the Company from any Person (including, without limitation, from Unrestricted Subsidiaries) or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries of the Company (valued in each case as provided in the definition of "Investments"), not to exceed in the case of any Person the amount of Investments previously made by the Company or any Restricted Subsidiary in such Person and in each such case which was treated as a Restricted

     Payment, minus (E) 100% of the amount of Investments made pursuant to
              -----
     Sections 4.13(b)(v) through 4.13(b)(viii) hereof subsequent to the Issue Date.

          (b) The provisions of Section 4.13(a) hereof shall not prevent the Company from:

          (i) paying a dividend on its Capital Stock at any time within 60 days after the declaration thereof if, on the date of declaration thereof, the Company could have paid such dividend in compliance with this Section 4.13 and the other provisions of this Indenture;

          (ii) retiring (A) any Capital Stock of the Company or any Restricted Subsidiary of the Company, or (B) Indebtedness of the Company that is subordinated in right of payment to the Senior Notes or (C) Indebtedness of a Restricted Subsidiary of the Company, in exchange for, or out of the proceeds of the substantially concurrent sale of Qualified Stock of the Company;

          (iii) so long as no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, retiring any Indebtedness of the Company subordinated in right of payment to the Senior Notes and the Convertible Notes, if any, in exchange for, or out of the proceeds of, the substantially concurrent incurrence of Indebtedness of the Company (other than Indebtedness to a Subsidiary of the Company), provided
                                                                       --------
     that such new Indebtedness (A) is subordinated in right of payment to the Senior Notes and the Convertible Notes, if any, at least to the same extent as, (B) has an Average Life at least as long as, and (C) has no scheduled principal payments due in any amount earlier than, any equivalent amount of principal under the Indebtedness so retired;

          (iv) so long as no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, retiring any Indebtedness of a Restricted Subsidiary of the Company in exchange for, or out of the proceeds of, the substantially concurrent incurrence of Indebtedness of the Company or any Restricted Subsidiary of the Company that is permitted under Section 4.09 hereof and that (A) is not secured by any assets of the Company or any Restricted Subsidiary of the Company to a greater extent than the retired Indebtedness was so secured, (B) has an Average Life at least as long as the retired, purchased, redeemed or acquired Indebtedness and (C) is subordinated in right of payment to the Senior Notes and the Convertible Notes or the Senior Note Guarantees and the guarantees contained in the Convertible Note Indenture, as applicable, at least to the same extent as the retired Indebtedness;

          (v) so long as no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, purchasing, redeeming, retiring or acquiring any Capital Stock of the Company or any Restricted Subsidiary of the Company held by any member or former member of the Company's (or any of its Subsidiaries') management pursuant to any management agreement or stock option plan if in effect on the Issue Date or upon the death, disability, retirement or termination of employment of such members, provided that the aggregate price paid for all such retired Common
              --------
     Stock shall not exceed, in the aggregate, the sum of $1,000,000 plus the aggregate Cash Proceeds received by the Company from any reissuance of such Common Stock by the Company to members of management of the Company and its Subsidiaries;

          (vi) so long as no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, making loans to members of management of the Company as required pursuant to employment agreements with such members, in an aggregate principal amount not to exceed $1,000,000, provided that any repayment of such loans (but only to
                        --------
     the extent such payments are not included in the calculation of Consolidated Net Income of the Company) shall reduce the amount of such Investments;

          (vii) so long as no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof, making Investments in Joint Ventures in an aggregate amount not to exceed $10,000,000, provided that any repayment of loans or advances, return of
                  --------
     capital or other transfer of Property (but only to the extent such distributions are not included in the calculation of Consolidated Net Income of the Company) shall reduce the amount of such Investments;

          (viii) repurchasing Capital Stock of USNCN outstanding on the Issue Date owned by a stockholder of USNCN as described in the Final Offering Memorandum for an aggregate amount not to exceed $1,700,000; and

          (ix) so long as no Default or Event of Default shall have occurred and be continuing, the Company may redeem Convertible Notes pursuant to the terms of the Convertible Note Indenture or repurchase Convertible Notes pursuant to a "Change of Control Offer" under the Convertible Note Indenture, a Convertible Note Asset Sale Offer or a repurchase offer upon a "Termination of Trading" of the Common Stock of the Company pursuant to the terms of the Convertible Note Indenture.

          (c) Not later than the date of making of any Restricted Payment or any Investment made pursuant to Section 4.13(b)(vii) above, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment or Investment is permitted and setting forth the basis upon which the required calculations were computed, which calculations may be based upon the Company's latest available financial statements.

     SECTION 4.14.  Limitation on Dividends and Other Payment Restrictions
                    ------------------------------------------------------
Affecting Subsidiaries.  The Company shall not, and shall not permit any of its
----------------------
Restricted Subsidiaries to, directly or indirectly cause or suffer to exist or become effective or enter into an encumbrance or restriction (other than pursuant to law or regulation) on the ability of any Restricted Subsidiary (i) to pay dividends or make any other distributions in respect of its Capital Stock or pay any Indebtedness or other obligation owed to the Company or any Restricted Subsidiary of the Company; (ii) to make loans or advances to the Company or any Restricted Subsidiary of the Company; or (iii) to transfer any of its Property or assets to the Company or any Restricted Subsidiary of the Company, except:

          (a) any encumbrance or restriction existing as of the Issue Date pursuant to this Indenture or the Convertible Note Indenture or the Existing Indebtedness;

          (b) any encumbrance or restriction pursuant to an agreement relating to an acquisition of assets or Property, so long as the encumbrances or restrictions in any such agreement relate solely to the assets or Property so acquired (and are not or were not created in anticipation of or in connection with the acquisition thereof);

          (c) any encumbrance or restriction relating to any Indebtedness of any Restricted Subsidiary of the Company existing on the date on which such Restricted Subsidiary is acquired by the Company or any Restricted Subsidiary of the Company (other than Indebtedness incurred by such Restricted Subsidiary in connection with or in anticipation of its acquisition);

          (d) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or any Restricted Subsidiary of the Company or customary provisions in any telecommunications resale agreements (including, without limitation, the existing Ameritech Resale Agree-ments, and the NYNEX Resale Agreement (as such terms are defined in the Final Memorandum) and the long distance agreements of the Company), license agreements or other similar agreements that restrict the assignment of any such agreement or any rights thereunder;

          (e) any temporary encumbrance or restriction with respect to a Restricted Subsidiary of the Company pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or Property and assets of, such Restricted Subsidiary;

          (f) any restriction on the sale or other disposition of Property or assets securing Indebtedness as a result of a Permitted Lien on such Property or assets permitted pursuant to Section 4.11 hereof; and

          (g) any encumbrance or restriction that amends, extends, refinances, refunds, renews or replaces any agreement described in clauses (a) through (c) of this Section 4.14 whether or not among the same parties, provided that the
                                                            --------
terms and conditions of any such encumbrance or restriction are no less favorable to the Holders of the Senior Notes than those under or pursuant to the agreement amended, extended, refinanced, refunded, renewed or replaced.

     SECTION 4.15.  Limitation on Issuance and Sale of Capital Stock of
                    ---------------------------------------------------
Restricted Subsidiaries.  The Company (i) shall not permit any of its Restricted
-----------------------
Subsidiaries to issue any Capital Stock other than to the Company or a Restricted Subsidiary of the Company and (ii) shall not permit any Person other than the Company or a Restricted Subsidiary of the Company to own any Capital Stock of any of its Restricted Subsidiaries (other than directors' qualifying shares), except for:

          (a) a sale of 100 percent of the Capital Stock of a Restricted Subsidiary sold in a transaction not prohibited by Section 4.08 hereof;

          (b) Capital Stock of a Restricted Subsidiary issued and outstanding prior to the time that such Person becomes a Restricted Subsidiary so long as such Capital Stock was not issued in contemplation of such Person's becoming a Restricted Subsidiary or otherwise being acquired by the Company;

          (c) Capital Stock of a Restricted Subsidiary issued and outstanding on the Issue Date and held by Persons other than the Company or any Restricted Subsidiary;

          (d) not more than 10 percent of the Common Stock of USN Solutions on a fully diluted basis issued pursuant to the exercise of the USN Solutions Option; and

          (e) any Disqualified Stock permitted to be issued under Section 4.09 hereof.

     SECTION 4.16.  Transactions with Affiliates.  The Company shall not, and
                    ----------------------------
shall not permit any of its Restricted Subsidiaries to, directly or indirectly, sell, lease, transfer, or otherwise dispose of, any of its Property or assets to, or purchase any Property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction is on terms that are no less favorable to the Company or such Restricted Subsidiary than those that would have been obtained in a comparable arm's-length transaction by the Company or such Restricted Subsidiary with a Person that is not an Affiliate and (b) the Company delivers to the Trustee (i) with respect to any Affiliate Transaction involving aggregate payments in excess of $1,000,000, a Board Resolution certifying that such Affiliate Transaction complies with clause (a) above and that such Affiliate Transaction has been approved by a majority of the disinterested directors who have determined that such Affiliate Transaction is in the best interests of the Company or such Restricted Subsidiary and (ii) with respect to any Affiliate Transaction involving aggregate payments in excess of $5,000,000, an opinion as to the fairness from a financial point of view to the Company or such Restricted Subsidiary issued by an investment banking firm of national standing, or in the case of a transaction involving a sale or transfer of assets subject to valuation such as real estate, an appraisal issued by a nationally recognized appraisal firm, together with an Officers' Certificate to the effect that such opinion complies with this clause (ii); provided that the following shall not be
                                        --------
deemed Affiliate Transactions:

          (i) any employment agreement or consulting agreement (including stock options) entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with industry practice;

          (ii) any agreement or arrangement with respect to the compensation of a director of the Company or any Restricted Subsidiary approved by the Board of Directors and consistent with industry practice;

          (iii) transactions between or among the Company, its Wholly-Owned Restricted Subsidiaries or a majority-owned Restricted Subsidiary (so long as no minority interest is owned by a Person which is otherwise an Affiliate);

          (iv)   transactions constituting Restricted Payments and permitted by
     Section 4.13(a) hereof;

          (v) transactions pursuant to contracts existing on the Issue Date and disclosed in Schedule E attached hereto;

          (vi) making loans or advances to officers, employees or consultants of the Company and its Subsidiaries (including travel and moving expenses) in the ordinary course of business not to exceed $l,000,000; and

          (vii) the issuance of stock options for Common Stock of the Company pursuant to any plan approved by the Board of Directors.

     SECTION 4.17.  Restricted and Unrestricted Subsidiaries.  (a)  The Company
                    ----------------------------------------
may designate a Subsidiary (including a newly formed or newly acquired Subsidiary) of the Company or any of its Restricted Subsidiaries as an Unrestricted Subsidiary, provided that (i) such designation is at the time
                         --------
permitted under Section 4.13(a) hereof and (ii) immediately after giving effect to the transaction, the Company could incur $1.00 of additional Indebtedness pursuant to Section 4.09(a) hereof. Notwithstanding any provision of this
Section 4.17(a), all Subsidiaries of an Unrestricted Subsidiary will be Unrestricted Subsidiaries.

          (b) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, take any action or enter into any transaction or series of transactions that would result in a Person (other than a newly formed Subsidiary having no outstanding Indebtedness (other than Indebtedness to the Company or a Restricted Subsidiary) at the date of determination) becoming a Restricted Subsidiary of the Company (whether through an acquisition, the redesignation of an Unrestricted Subsidiary or otherwise) unless, after giving effect to such action, transaction or series of transactions, on a pro forma basis, (i) the
                                                    ---------
Company could incur at least $1.00 of additional Indebtedness pursuant to
Section 4.09(a) hereof and (ii) no Default or Event of Default would occur or be continuing. Subject to this Section 4.17(b), an Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary.

          (c) The designation of a Subsidiary of the Company as an Unrestricted Subsidiary or the designation of an Unrestricted Subsidiary of the Company as a Restricted Subsidiary shall be made by the Board of Directors as evidenced by a Board Resolution delivered to the Trustee and shall be effective as of the date specified in such Board Resolution, which shall not be prior to the date such Board Resolution is delivered to the Trustee.

     SECTION 4.18.  Reports.  Whether or not the Company is subject to Section
                    -------
13(a) or Section 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act or any successor provision thereto if the Company were subject thereto, such documents to be filed with the

Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them. The Company shall also (whether or not it is required to file reports with the Commission), within 30 days of each Required Filing Date, (i) transmit by mail to all Holders of Senior Notes, as their names and addresses appear in the Security Register without cost to such Holders or Persons, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company has filed or would have filed with the Commission pursuant to
Section 13(a) or Section 15(d) of the Exchange Act, any successor provisions thereto or this Section 4.18. The Company shall not be required to file any report with the Commission if the Commission does not permit such filing.

     SECTION 4.19.  Compliance Certificate; Notice of Default or Event of
                    -----------------------------------------------------
Default.  (a)  The Company shall deliver to the Trustee within 120 calendar days
-------
after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (which shall be signed by Officers satisfying the requirements of Section 314 of the Trust Indenture Act), stating whether or not, to the best knowledge of such Officers the Company has complied with all conditions and covenants under this Indenture, and, if the Company shall be in Default, specifying all such Defaults and the nature thereof of which such Officer may have knowledge.

          (b) So long as (and to the extent) not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.18 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention which would lead them to believe that the Company has violated any provision of Article IV or Article V of this Indenture (or if any violation has occurred, specifying the nature and existence thereof), it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of such violation.

          (c) The Company shall deliver written notice to the Trustee within 5 Business Days after becoming aware of any Default or Event of Default or any event of default or any default under any other mortgage, indenture or instrument referred to in Section 6.01(e) hereof, describing such Default, Event of Default or other event of default or default, its status and what action the Company is taking or proposes to take with respect thereto.

          (d) For the purposes of this Section 4.19, compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     SECTION 4.20.  Issuance of Senior Note Contingent Warrants.  The Company
                    -------------------------------------------
will issue to Holders of the Senior Notes Senior Note Contingent Warrants (the "Senior Note Contingent Warrants") exercisable for Class A Common Stock of the Company representing up to 3 percent of the Common Stock of the Company on a fully diluted basis as of the date of such issuance items (as used herein, the term "fully diluted" does not include any securities, including Common Stock, issued in any transaction described in clauses (i) through (xi) of Section 15(d)(ii) of the Warrant Agreement) after giving effect to the issuance of such Senior Note Contingent Warrants, in the event that, on or prior to March 30, 1998, the Company does not effect a Qualified Public Offering or has not been sold pursuant to a Qualified Sale of the Company. Such Senior Note Contingent Warrants will be issued pursuant to the Warrant Agreement with the same rights thereunder as the Initial Warrants, and Holders will have the benefits of the Registration Rights Agreement.

     Any Senior Note Contingent Warrants issued shall be issued to the Holders of the outstanding Senior Notes as of March 30, 1998 pro rata, based upon the
                                                     --- ----
aggregate principal amount of the Senior Notes held by such Holder as of March 30, 1998.

     SECTION 4.21.  Limitations on Line of Business.  The Company shall not, and
                    -------------------------------
shall not permit any of its Restricted Subsidiaries to, directly or indirectly, engage to any substantial extent in any line or lines of business activity other than the Telecommunications Business.

     SECTION 4.22.  Outside Director.  The Company shall, within 120 days
                    ----------------
following the Closing Date, nominate and take all reasonable actions to cause to be elected a disinterested outside Director to the Board of Directors of the Company who is not a Director on the Issue Date and who has experience in the telecommunications industry (an "Additional Outside Director"). At all times during the period commencing 120 days following the Closing Date and ending on Maturity. In the event that an Outside Director (or any successor Additional Outside Director) is no longer serving as a Director, the Company shall, as promptly as practicable, nominate and take all reasonable actions to cause to be elected, a successor Additional Outside Director.

     SECTION 4.23.  Waiver of Certain Covenants.  The Company may omit in
                    ---------------------------
respect of any Senior Notes, in any particular instance, to comply with the provisions of any covenant or condition described in this Article IV hereof other than Sections 4.07, 4.08 and 4.20 hereof, if before or after the time for such compliance the Holders of at least a majority in principal amount of the outstanding Senior Notes either waive such compliance in such instance or generally waive compliance with such covenant or condition in compliance with the provisions of this Indenture, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE V

             CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER

     SECTION 5.01.  Merger, Consolidation or Sale of Assets.  The Company shall
                    ---------------------------------------
not in any transaction or series of related transactions, consolidate with, or merge with or into, any other Person or permit any other Person to merge with or into the Company (other than a merger of a Restricted Subsidiary of the Company into the Company in which the Company is the continuing corporation), or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Property and assets of the Company and its Restricted Subsidiaries taken as a whole to any other Person, unless:

          (a)  either (i) the Company shall be the continuing corporation or
(ii) the corporation (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person which acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the Property and assets of the Company and its Restricted Subsidiaries taken as a whole (any such corporation or Person being the "Surviving Entity") shall be a corporation organized and validly existing under the laws of the United States of America, any political subdivision thereof, any state thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest and Special Interest, if any, of all the Senior Notes and the performance of every covenant and obligation in this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including, without limitation, any
                          --- -----
Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of related transactions), no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

          (c) immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including, without limitation, any
                          --- -----
Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), the Company (or the Surviving Entity, if the Company is not continuing) would (A) be permitted to incur $1.00 of additional Indebtedness under Section 4.09(a) hereof; provided that this
                                                         --------
Section 5.01(c) shall not apply to any merger or consolidation into or with, or any such transfer of all of the Property and assets of the Company and the Restricted Subsidiaries into, the Company; and

          (d) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Company (or the Surviving Entity, if the
                  --- -----
Company is not continuing) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction.

          In connection with any consolidation, merger, sale, assignment, conveyance, lease, transfer of assets or other transactions contemplated by this
Section 5.01, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, lease, transfer or other transaction and any supplemental indenture in respect thereto comply with this
Article V and that all conditions precedent herein provided for relating to such transactions have been complied with (all of the foregoing, a "Permitted Merger").

     SECTION 5.02.  Successor Corporation Substituted.  Upon any Permitted
                    ---------------------------------
Merger, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company hereunder and the Senior Notes with the same effect as if such Surviving Entity had been named as the Company herein; and when a Surviving Person duly assumes all of the obligations and covenants of the Company pursuant hereto and the Senior Notes, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

     If such Surviving Entity shall have succeeded to and been substituted for the Company, such surviving Entity may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Senior Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and upon the order of such Surviving Entity, instead of the Company, and subject to all of the terms, conditions and limitations in this Indenture, the Trustee shall act thereafter and shall deliver any Senior Notes which previously shall have been signed and delivered by two Officers of the Company to the Trustee for authentication.
All of the Senior Notes so issued, and any Senior Notes which such Surviving Entity thereafter shall cause to be signed and delivered to the Trustee, shall have the same legal rights and benefits under this Indenture as the Senior Notes theretofore or thereafter issued in accordance with the terms of this Indenture and the Senior Note Guarantees, if any, as though all of such Senior Notes had been issued on the date of execution hereof.

     In the case of any such substitution, merger, sale, transfer, conveyance or other disposal, such changes in phraseology and form (and in substance) may be made in the Senior Notes to be issued as may be appropriate.

     For all purposes of this Indenture and the Senior Notes, Subsidiaries of any Surviving Entity will, upon such transaction or series of transactions, become Restricted Subsidiaries or Unrestricted Subsidiaries as provided pursuant to this Indenture, and all Indebtedness and all Liens on Property or assets of the Surviving Entity and its Restricted Subsidiaries immediately prior to such transaction or series of transactions shall be deemed to have been incurred upon such transaction or series of transactions.


                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

     SECTION 6.01.  Events of Default.  "Event of Default," wherever used herein
                    -----------------
with respect to the Senior Notes, means any one of the following events (whatever the reason for such event, and whether it shall be voluntary or involuntary, or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of interest (or Special Interest, if any) on any Senior Note when the same becomes due and payable, and the continuance of such Default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Senior Note when the same becomes due and payable whether upon Maturity, optional redemption, required repurchase (including pursuant to a Change of Control Offer or any Asset Sale Offer) or otherwise, or the failure to make an offer to purchase any Senior Note as herein required; or

          (c) default in the performance, or breach, of any covenant or agreement continued in Section 4.07, Section 4.08, Section 4.09, Section 4.12,
Section 4.13, Section 4.20, Section 4.22 or Article V hereof; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture or the Senior Notes (other than a covenant or warranty addressed in Section 6.01(a), Section 6.01(b) or
Section 6.01(c) hereof), and the continuance of such Default or breach for a period of 45 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 percent of the aggregate principal amount at Stated Maturity of the outstanding Senior Notes; or

          (e) Indebtedness of the Company or any Restricted Subsidiary is not paid when due and payable within the applicable grace period, if any, or is accelerated by the holders thereof and, in either case, the principal amount of such accelerated or unpaid Indebtedness exceeds $5,000,000; or

          (f) the entry by a court of competent jurisdiction of one or more final non-appealable judgments uninsured or unindemnified for the payment of money against the Company or any Restricted Subsidiary of the Company in an aggregate uninsured or unindemnified amount in excess of $5,000,000, which is not discharged, waived, stayed, bonded or satisfied for a period of 60 consecutive days; or

          (g) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary of the Company in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or (ii) a decree or order adjudging the Company or any Significant Restricted Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Company or any Significant Restricted Subsidiary of the Company under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Restricted Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Significant Restricted Subsidiary of the Company, or ordering the winding-up or liquidation of the affairs of the Company or any Significant Restricted Subsidiary of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (h)(i) the commencement by the Company or any Significant Restricted Subsidiary of the Company of a voluntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) the consent by the Company or any Significant Restricted Subsidiary of the Company to the entry of a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary of the Company in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Restricted Subsidiary of the Company; or
(iii) the filing by the Company or any Significant Restricted Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law; or (iv) the consent by the Company or any Significant Restricted Subsidiary of the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Restricted Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Significant Restricted Subsidiary of the Company, or the making by the Company or any Significant Restricted Subsidiary of the Company of an assignment for the benefit of creditors; or (v) the admission by the Company or any Significant Restricted Subsidiary of the Company in writing of its inability to pay its debts generally as they become due; or (vi) the taking of corporate action by the Company or any Significant Restricted Subsidiary of the Company in furtherance of any such action.

     SECTION 6.02.  Acceleration.  If any Event of Default (other than an Event
                    ------------
of Default specified in Section 6.01(g) or Section 6.01(h) hereof) occurs and is continuing, then and in every such case, the Trustee by a notice in writing to the Company, or the Holders of not less than 25 percent of the outstanding aggregate principal amount at Stated Maturity of Senior Notes by a notice in writing to the Company and the Trustee, may declare the Default Amount, premium, if any, and any accrued and unpaid interest (and Special Interest, if any) on all Senior Notes then outstanding to be immediately due and payable. Upon any such declaration, such Default Amount, premium, if any, and any accrued and unpaid interest (and Special Interest, if any) on all Senior Notes then outstanding will become and be immediately due and payable. If an Event of Default specified in Section 6.01(g) or Section 6.01(h) hereof occurs, the Default Amount, premium, if any, and any accrued and unpaid interest (and Special Interest, if any) on all Senior Notes then outstanding shall ipso facto
                                                                     ---- -----
become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Senior Notes.

     In the event of a declaration of acceleration because an Event of Default set forth in Section 6.01(e) hereof has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to Section 6.01(e) hereof shall be remedied, or cured or waived by the holders of the relevant Indebtedness within 60 days after such event of default; provided that no
                                                         --------
judgment or decree for the payment of the money due on the Senior Notes has been obtained by the Trustee as hereinafter in this Article VI provided.

     Until March 30, 2000, the Default Amount shall equal the Accreted Value of the Senior Notes as of the date of any determination. On or after March 30, 2000, the Default Amount of each Senior Note shall equal 100 percent of the principal amount at Stated Maturity thereof.

     At any time after a declaration of acceleration with respect to Senior Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VI provided, the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Senior Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if,

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (i) all overdue installments of interest and Special Interest, if any, on all Senior Notes,

          (ii) the principal of (and premium, if any, on) any Senior Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Senior Notes and this Indenture,

          (iii) to the extent that payment of such interest or Special Interest, if any, is lawful, interest on the Defaulted Interest at the rate prescribed therefor in the Senior Notes and this Indenture, and

          (iv) all moneys paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07 hereof; and

   (b) all Events of Default with respect to the Senior Notes, other than the non-payment of the principal of Senior Notes which have become due solely by such declaration of acceleration, have been cured or waived by the Holders as provided herein.

     No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     SECTION 6.03.  Other Remedies.  The Company covenants that if an Event of
                    --------------
Default specified in Section 6.01(a) or Section 6.01(b) occurs the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders, the whole amount then due and payable on the Senior Notes for principal (and premium, if any), accrued and unpaid interest and Special Interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon Defaulted Interest, at the rate or rates prescribed therefor in such Senior Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07 hereof.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of, or pursue any available remedy under this Indenture or otherwise to collect, the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Senior Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property and assets of the Company or any other obligor upon such Senior Notes, wherever situated.

     If an Event of Default with respect to the Senior Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 6.04.  Waiver of Existing Defaults.  The Holders of a majority in
                    ---------------------------
aggregate principal amount at Stated Maturity of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all the Senior Notes waive any existing Default or Event of Default and its consequences under this Indenture except (a) a continuing Default or Event of Default in the payment of interest (and Special Interest, if any) on, premium, if any, on or the principal of, the Senior Notes, or (b) in respect of a covenant or provision hereof which under Section 9.02 hereof cannot be modified or amended without the consent of the Holder of each outstanding Senior Note affected or
(c) in respect of the right to require the Company to issue Senior Note Contingent Warrants pursuant to Section 4.20 hereof, which right under Section
9.02 hereof cannot be waived without the consent of Holders of not less than 75 percent in aggregate principal amount at Stated Maturity of the outstanding Senior Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 6.05.  Control by Majority.  The Holders of not less than a
                    -------------------
majority in aggregate principal amount at Stated Maturity of the outstanding Senior Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that
                                             --------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of other Holders and would not subject the Trustee to personal liability, it being understood that (subject to Section 7.01 hereof) the Trustee shall have no duty to ascertain whether or not such directions are unduly prejudicial to such Holders, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 6.06.  Limitation on Suits.  No Holder of Senior Notes shall have
                    -------------------
any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Senior Notes;

          (b) the Holders of not less than 25 percent in aggregate principal amount at Stated Maturity of the outstanding Senior Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable discretion against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Senior Notes;

in any event, it being understood and intended that no one or more Holders of Senior Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Senior Notes, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture or the, except in the manner herein provided and for the equal and ratable benefit of all Holders of Senior Notes.

     SECTION 6.07.  Rights of Holders to Receive Payment.  Notwithstanding any
                    ------------------------------------
other provision of this Indenture, the right of any Holder to receive payment of principal of (premium, if any) and interest (and Special Interest, if any) on the Senior Notes held by such Holder, on or after the respective due dates expressed in the Senior Notes or the Redemption Dates or purchase dates provided for herein or therein, or to bring suit for the enforcement of any such payment on or after such respective dates, shall be absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

     SECTION 6.08.  Trustee May File Proofs of Claim.  In case of the pendency
                    --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under United States bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Senior Notes or the Property and assets of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Senior Notes shall then be due and payable as therein expressed or by declaration or otherwise or irrespective of whether the Trustee or any Holder shall have made any demand on the Company for the payment of overdue principal or interest or performed any other act pursuant to the provisions of this Article) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (and Special Interest, if any) owing and unpaid in respect of the Senior Notes, to file such other papers or documents and to take such other actions, including participating as a member or otherwise in any official committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07 hereof) and of the Holders allowed in such judicial proceeding, (ii) unless prohibited by applicable law and regulations to vote on behalf of the Holders of the Senior Notes in any election of a trustee or standby trustee in an arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar actions in comparable proceedings, and (iii) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     In any proceedings brought by the Trustee (and any proceedings involving the interpretation of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Senior Notes, and it shall not be necessary to make any Holders of the Senior Notes parties to any such proceedings.

     SECTION 6.09.  Priorities.  Any money collected by the Trustee pursuant to
                    ----------
this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (premium, if any), interest or Special Interest, if any, upon presentation of the Senior Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:    To the payment of all amounts due the Trustee under Section
7.07 hereof;

          SECOND:   To the payment of the amounts then due and unpaid for
principal of (and premium, if any) or interest and Special Interest, if any, on the Senior Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on such Senior Notes for principal (and premium, if any) and interest or Special Interest, if any, respectively; and

          THIRD:    To the Company, the Guarantors, if any, or as a court of
competent jurisdiction shall decide.

     The Trustee may fix a record date and payment date from any payment to Holders pursuant to this Section 6.09. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states such record date, the payment date and amount to be paid. The Trustee may mail such notice in the name and at the expense of the Company.

     SECTION 6.10.  Undertaking for Costs.  All parties to this Indenture agree,
                    ---------------------
and each Holder of any Senior Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture and the Senior Note Guarantees, if any, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigation in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount at Stated Maturity of the outstanding Senior Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest or Special Interest, if any, on any Senior Note on or after its Stated Maturity.

     SECTION 6.11.  Waiver of Usury, Stay or Extension Laws.  The Company and
                    ---------------------------------------
each Guarantor, if any, (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or the Senior Note Guarantees, if any; and the Company and each Guarantor, if any, (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 6.12.  Trustee May Enforce Claims Without Possession of the Senior
                    -----------------------------------------------------------
Notes.  All rights of action and claims under this Indenture, the Senior Note
-----
Guarantees, if any, or the Senior

Notes may be prosecuted and enforced by the Trustee without the possession of any of the Senior Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgement shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Senior Notes.

     SECTION 6.13.  Restoration of Rights and Remedies.  If the Trustee or any
                    ----------------------------------
Holder of Senior Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 6.14.  Rights and Remedies Cumulative.  Except as otherwise
                    ------------------------------
provided in Section 2.07 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.15.  Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any Holder of any Senior Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI, by the Senior Note Guarantees, if any, or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                  ARTICLE VII

                                    TRUSTEE

     SECTION 7.01.  Duties of Trustee.  (a)  If an Event of Default has occurred
                    -----------------
and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default: (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such
                                --------
certificates or opinions that by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, provided that: (i) this paragraph (c) shall not limit the effect of
            --------
paragraph (b) of this Section 7.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
6.05 hereof.

          (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VII and to the provisions of the Trust Indenture Act.

     SECTION 7.02.  Rights of Trustee.  (a)  The Trustee may rely on any
                    -----------------
document believed by it to be genuine and to have been signed or presented by the proper Person. Except as provided in

Section 7.01(b) hereof, the Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any such agent; provided that such agent was
                                                    --------
appointed with due care by the Trustee.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided that the Trustee's conduct does not constitute willful
        --------
misconduct or negligence.

          (e) The Trustee shall not be charged with knowledge of any Default or Event of Default under Sections 6.01(c), 6.01(d), 6.01(e) or 6.01(f), 6.01(g) or 6.01(h) hereof (provided that the Trustee shall comply with the "automatic stay" provisions of United States bankruptcy laws), of the identity of any Restricted Subsidiary or of the existence of any Change of Control or Asset Sale unless either (i) a Trust Officer shall have actual knowledge thereof, or (ii) the Trustee shall have received notice thereof in accordance with Sections 4.19 and
12.02 hereof from the Company or in accordance with Section 12.02 hereof from any Holder of Senior Notes.

          (f) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested by this Indenture at the request or direction of any of the Holders pursuant to this

Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (i) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

     As used throughout this Indenture, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

     SECTION 7.03.  Individual Rights of Trustee.  The Trustee, any Paying Agent
                    ----------------------------
or Registrar, in its individual or any other capacity, may become the owner or pledgee of Senior Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar hereunder, as the case may be; provided that the Trustee must
                                                  --------
in any event comply with Section 7.10 and Section 7.11 hereof.

     SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be responsible
                    --------------------
for and makes no representation as to the validity or adequacy of this Indenture, the Senior Note Guarantees, if any, or the Senior Notes, it shall not be accountable for the Company's use of the proceeds from the Senior Notes, and it shall not be responsible (a) for any statement of the Company in this Indenture, including the recitals contained herein, or in any document issued in connection with the sale of the Senior Notes or in the Senior Notes other than the Trustee's certificate of authentication or (b) for compliance by the Company with the Registration Rights Agreement.

     SECTION 7.05.  Notice of Defaults.  Within 90 days after the occurrence of
                    ------------------
any Default hereunder with respect to the Senior Notes, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided that, except in the case
                                              --------
of a Default in the payment of the principal of (or premium, if any) or interest or Special Interest, if any, on any Senior Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Trust Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of Holders.

     SECTION 7.06.  Preservation of Information; Reports by Trustee to Holders.
                    ----------------------------------------------------------
(a)  The Company shall furnish or cause to be furnished to the Trustee:

          (i) semiannually, not less than 10 days prior to each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the Record Date immediately preceding such Interest Payment Date, and

          (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Registrar for the
--------
Senior Notes, no such list need be furnished with respect to the Senior Notes.

          (b) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.06(a) hereof and the names and addresses of Holders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.06(a) hereof upon receipt of a new list so furnished.

          (c) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture, the Senior Note Guarantees, if any, or the Senior Notes.

          (d) Each Holder of Senior Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section 7.06, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section 7.06.

          (e) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to all Holders of Senior Notes, a brief report dated as of such May 15 if and to the extent required under Section 313(a) of the Trust Indenture Act.

          (f) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

          (g) A copy of each report described in Section 7.06(e) hereof shall, at the time of its transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which the Senior Notes are then listed, with the Commission and also with the Company. The Company shall promptly notify the Trustee of any securities exchange upon which the Senior Notes are listed.

     SECTION 7.07  Compensation and Indemnity.  The Company shall pay to the
                   --------------------------
Trustee from time to time reasonable compensation for its services. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

     The Company shall indemnify the Trustee for, and hold it harmless against, any and all loss, liability or expense (including reasonable attorneys' fees) arising out of or incurred by it in connection with the acceptance or administration of the trust created by this Indenture and the performance of its duties hereunder, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend any such claim and the Trustee shall cooperate in the defense of such claim. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct or negligence.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of, premium, if any, and interest (including Special Interest, if any) on, particular Senior Notes.

     The Company's payment obligations pursuant to this Section 7.07 shall survive the resignation or removal of the Trustee and discharge of this Indenture and any Senior Note Guarantees. Subject to any other rights available to the Trustee under applicable bankruptcy law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(g) or Section 6.01(h) hereof, the expenses are intended to constitute expenses of administration under bankruptcy law.

     SECTION 7.08.  Replacement of Trustee.  (a)  No resignation or removal of
                    ----------------------
the Trustee and no appointment of a successor Trustee pursuant to this Article VII shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.08.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Senior Notes, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (i) The Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Senior Note for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

          (ii) The Trustee shall cease to be eligible under Section 7.10 hereof and shall fail to resign after written request therefor by the Company or by any such Holder; or

          (iii) The Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its Property and assets or affairs, or any public officer shall take charge or control of the Trustee or of its Property and assets or affairs for the purpose of rehabilitation, conservation, winding up or liquidation; or

          (iv) The Trustee shall commence a voluntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its Property and assets or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to the Senior Notes, or (ii) subject to Section 6.10 hereof, any Holder who has been a bona fide Holder of a Senior Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Senior Notes.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Senior Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with this Section 7.08, become the successor Trustee and to that extent replace any successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, any Holder that has been a bona fide Holder of a Senior Note for at least six months may, subject to Section 6.10 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such resignation, removal and appointment by first class mail, postage prepaid, to the Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Senior Notes and the address of its Corporate Trust Office.

          (g) In the event of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all Property and money held by such former Trustee hereunder, subject to its Lien, if any, provided for in Section 7.07 hereof.

          (h) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Section 7.08(g) hereof.

          (i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VII and under the Trust Indenture Act.

     SECTION 7.09.  Successor Trustee by Merger.  Any corporation into which the
                    ---------------------------
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise
                       --------
qualified and eligible under this Article VII and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Senior Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Senior Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Senior Notes. In the event that any Senior Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Senior Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 7.10.  Eligibility; Disqualification.  There shall at all times be
                    -----------------------------
a Trustee hereunder which shall be

          (i) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

          (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $100,000,000.

     If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible to serve as Trustee hereunder pursuant to the provisions of this Section 7.10, it shall resign immediately in the manner and with the effect specified in this Article VII.

     The Indenture shall always have a Trustee which satisfies the requirements of Section 310(a)(1), (2), and (5) of the Trust Indenture Act. If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

    Neither the Company, any Guarantor, any Subsidiary nor any Affiliate of the Company shall serve as Trustee hereunder.

     SECTION 7.11.  Preferential Collection of Claims Against Company.  The
                    -------------------------------------------------
Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act.
A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                 ARTICLE VIII

                                  DEFEASANCE

     SECTION 8.01.  Company's Option to Effect Legal Defeasance or Covenant
                    -------------------------------------------------------
Defeasance.  The Company may elect, at its option, at any time, to have Section
----------
8.02 or Section 8.03 hereof applied to the outstanding Senior Notes (in whole and not in part) upon compliance with the conditions set forth below in this
Article VIII, such election shall be evidenced by a Board Resolution delivered to the Trustee.

     SECTION 8.02.  Legal Defeasance and Discharge.  Upon the Company's exercise
                    ------------------------------
of its option to have this Section 8.02 applied to the outstanding Senior Notes (in whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Senior Notes as provided in this
Section 8.02 on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Senior Notes and the Company and the Guarantors, if any, shall be deemed to have satisfied all their other obligations under such Senior Notes, the Senior Note Guarantees, if any, this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

          (a) the rights of Holders of such Senior Notes to receive, solely from the trust fund described in Section 8.04 hereof and as more fully set forth in such Section 8.04 payments in respect of the principal of and any premium and interest (and Special Interest, if any) on such Senior Notes when payments are due,

          (b) the Company's obligations with respect to such Senior Notes under Sections 2.06, 2.07, 2.09, 4.02, 4.03, 4.04 and 11.03 hereof,

          (c) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture,

          (d)  Article III hereof, and

          (e)  this Article VIII.

     Subject to compliance with this Article VIII, the Company may exercise its option to have this Section 8.02 applied to the outstanding Senior Notes (in whole and not in part) notwithstanding the prior exercise of its option to have
Section 8.03 hereof applied to such Senior Notes.

     SECTION 8.03.  Covenant Defeasance.  Upon the Company's exercise of its
                    -------------------
option to have this Section 8.03 applied to the outstanding Senior Notes (in whole and not in part), (i) the Company shall be released from its obligations under Section 5.01(c), Sections 4.05 through 4.18, inclusive, Sections 4.20 and
4.21 hereof, and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01 hereof, (ii) the occurrence of any event specified in Section 6.01(c) or Section 6.01(d) hereof, with respect to any of Section 5.01(c), Sections 4.05 through 4.18, inclusive, Sections 4.20 and 4.21 hereof and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01 hereof, shall be deemed not to be or result in an Event of Default, in each case with respect to such Senior Notes as provided in this
Section 8.03 on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Senior Notes, the Company and the Guarantors, if any, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to extent so specified in the case of Sections 6.01(c) and 6.01(d) hereof), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document; but the remainder of this Indenture, the Senior Note Guarantees, if any, and such Senior Notes shall be unaffected thereby.

     SECTION 8.04.  Conditions to Defeasance or Covenant Defeasance.  The
                    -----------------------------------------------
following shall be the conditions to the application of Section 8.02 or Section
8.03 hereof to the outstanding Senior Notes:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the Holders of such Senior Notes, (i) money in an amount, or
(ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any installment of interest (including Special Interest, if any) on such Senior Notes at the Stated
Maturity thereof, in accordance with the terms of this Indenture and such Senior Notes.

          (b) In the event of an election to have Section 8.02 hereof apply to the outstanding Senior Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Senior Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Senior Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (c) In the event of an election to have Section 8.03 hereof apply to the outstanding Senior Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Senior Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Senior Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) No Default or Event of Default with respect to the outstanding Senior Notes shall have occurred and be continuing at the time of such deposit after giving effect thereto and no Default or Event of Default under Section 6.01(g) or 6.01(h) shall have occurred and be continuing on or prior to the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day).

          (e) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming for the purpose of this clause (e) that all Senior Notes are in default within the meaning of such Act).

          (f) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or any Guarantor, if any, is a party or by which it is bound.

          (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.

          (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     SECTION 8.05.  Deposited Money and U.S. Government Obligations to be Held
                    ----------------------------------------------------------
in Trust; Miscellaneous Provisions.  All money and U.S. Government Obligations
----------------------------------
(including the proceeds thereof) deposited with the Trustee pursuant to Section
8.04 hereof in respect of the outstanding Senior Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Senior Notes and this Indenture, to the payment, either directly or through any such Paying Agent as the Trustee may determine, to the Holders of such Senior Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Senior Notes.

     Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Government Obligations held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accounts expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the outstanding Senior Notes.

     SECTION 8.06.  Reinstatement.  If the Trustee or Paying Agent is unable to
                    -------------
apply any money in accordance with this Article VIII with respect to any Senior Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application then the obligations under this Indenture, the Senior Note Guarantees, if any, and such Senior Notes from which the Company and any Guarantor has been discharged or released pursuant to Section 8.02 or 8.03 hereof shall be revived and reinstated as though no deposit has occurred pursuant to this Article VIII with respect to such Senior Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 8.05 hereof with respect to such Senior Notes in accordance with this Article VIII; provided that if the
                                                        --------
Company or any Guarantor makes any payment of principal of or any premium, interest or Special Interest, if any, on any such Senior Note following such reinstatement of its obligations, the Company or such Guarantor, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Senior Notes to receive such payment from the money so held in trust.


                                  ARTICLE IX

                                  AMENDMENTS

     SECTION 9.01.  Without Consent of Holders.  The Company, the Guarantors, if
                    --------------------------
any, and the Trustee may, at any time, and from time to time, without notice to or consent of any Holders of Senior Notes, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company or a Guarantor, as applicable, and the assumption by such successor of the covenants and obligations of the Company in this Indenture, the Senior Notes or such Guarantor contained in its Senior Note Guarantee and this Indenture; or

          (b) to add to the covenants of the Company, for the benefit of the Holders of all of the Senior Notes, or to surrender any right or power herein conferred upon the Company or the Guarantors, if any, by this Indenture; or

          (c)  to add any additional Events of Default; or

          (d) to provide for uncertificated Senior Notes in addition to or in place of Certificated Senior Notes; or

          (e) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee; or

          (f) to cure any ambiguity herein, or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof or to add any other provisions with respect to matters or questions arising under this Indenture; provided that such actions shall not adversely affect the interests
           --------
of the Holders of Senior Notes in any material respect; or

          (g) to provide for Restricted Subsidiaries to become Guarantors pursuant to Section 4.10 hereof and Article X hereof; or

          (h)  to secure the Senior Notes; or

          (i) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.

     SECTION 9.02.  With Consent of Holders.  With the consent of the Holders of
                    -----------------------
not less than a majority in aggregate principal amount of the outstanding Senior Notes, by Act of said Holders delivered to the Company, the Guarantors, if any, and the Trustee, the Company, the Guarantors, if any, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders;
provided that no such supplemental indenture shall, without the consent of the
--------
Holder of each outstanding Senior Note:

          (a) change the Stated Maturity of the principal of, or any installment of interest or Special Interest, if any, on, any Senior Note, or reduce the Accreted Value or principal amount at Stated Maturity thereof (or any premium, if any), or the interest (including Special Interest, if any) thereon, that would be due and payable upon Stated Maturity thereof, or reduce the Default Amount that would be due and payable upon Stated Maturity there of, or change the place of payment where, or the coin or currency in which, any Senior Note or any premium or interest (including Special Interest, if any) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or

          (b) reduce the percentage in principal amount, of the outstanding Senior Notes, the consent of whose Holders is necessary for any such supplemental indenture or required for any waiver of compliance with certain provisions of this Indenture or the Senior Note Guarantees, if any, or Defaults hereunder; or

          (c) modify any of the provisions of Section 6.04 hereof, except to increase any percentage set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Senior Note affected thereby; or

          (d) subordinate in right of payment, or otherwise subordinate, the Senior Notes or any Senior Note Guarantees to any other Indebtedness; or

          (e) modify any of the provisions of this Section 9.02, except to increase any percentage set forth herein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby; or

          (f) modify the obligations of the Company to make offers to purchase Senior Notes upon a Change of Control or from the proceeds of Asset Sales;

provided that the Holders of not less than 75 percent in aggregate principal
--------
amount at Stated Maturity of the outstanding Senior Notes may, on behalf of the Holders of all such Senior Notes, waive any right to require the Company to issue to the Holders of the Senior Notes Senior Note Contingent Warrants.

     It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approval the substance thereof.

     SECTION 9.03.  Effect of Supplemental Indentures.  Upon the execution of
                    ---------------------------------
any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Senior Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.04.  Compliance with Trust Indenture Act.  Every amendment or
                    -----------------------------------
supplement to this Indenture or the Senior Notes shall comply with the Trust Indenture Act as then in effect.

     SECTION 9.05.  Revocation and Effect of Consents and Waivers.  A consent
                    ----------------------------------------------
to an amendment, supplement or a waiver by a Holder of a Senior Note shall bind the Holder and every subsequent Holder of such Senior Note or portion of such Senior Note that evidences the same debt as the consenting Holder's Senior Note, even if notation of the consent or waiver is not made on such Senior Note; provided that any such Holder or subsequent Holder may revoke the consent or
--------
waiver as to such Holder's Note or portion of such Senior Note if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver become effective. After an amendment, supplement or waiver becomes effective pursuant to this Article IX, it shall bind every Holder.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

     SECTION 9.06.  Notation on or Exchange of Senior Notes.  If a supplemental
                    ---------------------------------------
indenture changes the terms of a Senior Note, the

Trustee may require the Holder thereof to deliver such Senior Note to the Trustee. The Trustee may place an appropriate notation on such Senior Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for such Senior Note shall issue and the Trustee shall authenticate a new Senior Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Senior Note shall not affect the validity of such amendment or supplement.

     SECTION 9.07.  Trustee to Execute Supplemental Indentures.  The Trustee
                    ------------------------------------------
shall execute any supplemental indenture authorized pursuant to this Article IX if such supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but shall not be required to, execute such supplemental indenture. In executing any supplemental indenture, the Trustee shall be entitled to received indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01 hereof) shall be fully protected in relying upon, an Officers' Certificate (which need only cover the matters set forth in clause (a) below) and an Opinion of Counsel provided by the Company stating that:

          (a) such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution, delivery and performance of such supplemental indenture have been satisfied;

          (b) the Company and the Guarantors, if any, have all necessary corporate power and authority to execute and deliver the supplemental indenture and that the execution, delivery and performance of such supplemental indenture has been duly authorized by all necessary corporate action of the Company and the Guarantors, if any;

          (c) the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) this Indenture,
(ii) the charter documents and by-laws of the Company or any Guarantor, or (iii) any material agreement or instrument to which the Company or any Guarantor is subject;

          (d) to the best knowledge and belief of legal counsel writing such Opinion of Counsel, the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of any of the terms, conditions or provisions of (i) any law or regulation applicable to the Company or any Guarantor, or (ii) any material order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company or any Guarantor;

          (e) such supplemental indenture has been duly and validly executed and delivered by the Company and the Guarantors, if any, and this Indenture together with such supplemental indenture constitutes a legal, valid and binding obligation of the Company and the Guarantors, if any, enforceable against the Company and the Guarantors, as applicable, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

          (f) this Indenture together with such amendment or supplement complies with the Trust Indenture Act.

     SECTION 9.08   Solicitation of Consents.  Neither the Company nor any of
                    ------------------------
its Subsidiaries nor any of their Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fees or otherwise, to any Holders of any Senior Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Senior Note Guarantees, if any, or the Senior Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Senior Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE X

                            SENIOR NOTE GUARANTEES

     SECTION 10.01  Senior Note Guarantees.  (a)  Subject to the provisions of
                    ----------------------
this Article X, each Restricted Subsidiary of the Company, if any, which in accordance with Section 4.10 hereof is required in the future to become a Guarantor and to guarantee the obligations of the Company and the Guarantors under the Senior Notes and the Senior Note Guarantees, upon execution of a supplemental indenture, hereby jointly and severally, irrevocably and unconditionally guarantees to the Trustee and to each Holder of a Senior Note authenticated and delivered by the Trustee irrespective of the validity or enforceability of this Indenture, the Senior Notes or the obligations of the Company and any other Guarantors, under this Indenture that: (i) the principal of, premium, if any, and any interest, and Special Interest, if any, on the Senior Notes (including, without limitation, any interest that accrues after the filing of a proceeding of the type described in Sections 6.1(g) and (h)) and any fees, expenses and other amounts owing under this Indenture will be duly and punctually paid in full when due, whether at Stated Maturity, by acceleration, call for redemption, upon a Change of Control Offer, Asset Sale Offer, purchase or otherwise, and interest on the overdue principal and (to the extent permitted by law)
interest, if any, and Special Interest, if any, on the Senior Notes and any other amounts due in respect of the Senior Notes, if lawful, and all other obligations of the Company and the Guarantors, if any, to the Holders of the Senior Notes under this Indenture and the Senior Notes, whether now or hereafter existing, will be promptly paid in full or performed, all strictly in accordance with the terms hereof, of the Senior Notes and the Senior Note Guarantees, if any; and (ii) in case of any extension of time of payment or renewal of any Senior Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration, call for redemption, upon a Change of Control Offer, Asset Sale Offer, purchase or otherwise. If payment is not made when due of any amount so guaranteed for whatever reason, each Guarantor shall be jointly and severally obligated to pay the same individually whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 6.02. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. An Event of Default under this Indenture or the Senior Notes shall constitute an Event of Default under this Senior Note Guarantee, and shall entitle the Holders to accelerate the obligations of each Guarantor hereunder in the same manner and to the same extent as the obligations of the Company. This Senior Note Guarantee is intended to be superior to or pari passu in right of payment with all
                                 ---- -----
Indebtedness of the Guarantors and each Guarantor's obligations are independent of any obligation of the Company or any other Guarantor.

     (b) Each Guarantor hereby agrees that its obligations hereunder shall be joint and several, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Senior Notes, this Indenture or any other document relating thereto, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company or any other Person, any action to enforce the same or any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company or any other Person, any right to require a proceeding first against the Company or any other Person, protest, notice and all demands whatsoever and covenants that its Senior Note Guarantee will not be discharged except by complete performance of the obligations contained in the Senior Notes, this Indenture and this Senior Note Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any receiver, trustee, assignee, liquidator or similar official under any applicable bankruptcy or insolvency or other similar law any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Senior Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

     (c) Until such time as the Senior Notes and the other obligations of the Company guaranteed hereby have been satisfied in full, each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Senior Note Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Trustee against the Company or any other Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Guarantor in violation of the preceding sentence at any time prior to the later of the payments in full of the Senior Notes and all other amounts payable under this Indenture and this Senior Note Guarantee, and the Stated Maturity of the Senior Notes, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee to be credited and applied to the Senior Notes and all other amounts payable under this Senior Note Guarantee, whether matured or unmatured, in accordance with the terms of this Indenture, or to be held as collateral for any obligations or other amounts payable under this Senior Note Guarantee thereafter arising. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 10.01(c) is knowingly made in contemplation of such benefits. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) subject to this Article X, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Senior Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations guaranteed hereby as provided in Article VI, such obligations (whether or not due and payable) shall further then become due and payable by the Guarantors for the purposes of this Senior Note Guarantee.

     (d) A Guarantor that makes a distribution or payment under a Senior Note Guarantee shall be entitled to contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each such other Guarantor for all payments, damages and expenses incurred by that Guarantor in discharging the Company's obligations with respect to the Senior Notes and this Indenture, or any other Guarantor with respect to its Senior Note Guarantee, so long as the exercise of such right does not impair the rights of the Holders of the Senior Notes under the Senior Note Guarantees.

     (e) The Company shall cause each Restricted Subsidiary which, after the date of this Indenture, is required pursuant to Section 4.10(a) hereof to become a Guarantor to (a) execute and deliver to the Trustee a supplemental indenture in form and substance reasonably satisfactory to the Trustee which subjects such Restricted Subsidiary to the provisions of this Indenture as a Guarantor, and
(b) deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning debtor's rights and equitable principles as may be acceptable to the Trustee in its reasonable discretion) and containing such other matters as the Trustee may reasonably request.

     SECTION 10.02  Limitation of Guarantor's Liability.  Each Guarantor and, by
                    -----------------------------------
its acceptance hereof, each beneficiary hereof, hereby confirms that it is its intention that the Senior Note Guarantee by such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any other bankruptcy, receivership, insolvency, liquidation or other similar legislation or legal principles under any applicable foreign law to the extent applicable to any Senior Note Guarantees. To effectuate the foregoing intention, each such Guarantor hereby irrevocably agrees that the obligation of such Guarantor under its Senior Note Guarantee under this Article X shall be limited to the lesser of (a) an amount equal to such Guarantor's Adjusted Net Assets as of the date such Guarantee is executed and delivered or (b) the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article X result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent conveyance or fraudulent transfer or not otherwise being void, voidable or unenforceable under any bankruptcy, reorganization, receivership, insolvency, liquidation or other similar legislation or legal principles under any applicable foreign law.

     SECTION 10.03  Execution and Delivery of Senior Note Guarantees.  To
                    -------------------------------------------------
further evidence its Senior Note Guarantee set forth in Section 10.01 hereof, each Guarantor hereby agrees that a notation of such Senior Note Guarantee may be, but is not required to be, endorsed on each Senior Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an authorized officer of such Guarantor. Each Guarantor hereby agrees that its Senior Note Guarantee set forth in Section 10.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Senior Note a notation of such Senior Note Guarantee. If an Officer of a Guarantor whose signature is on this Indenture or a Senior Note no longer holds that office at the time the Trustee authenticates such Senior Note or at any time thereafter, such Guarantor's Senior Note Guarantee of such Senior Note shall be valid nevertheless. The delivery of any Senior Note by the Trustee, after the authentication thereof hereunder, whether or not endorsed with a notation of the Senior Note Guarantee, shall constitute due delivery of any Senior Note Guarantee set forth in this Indenture on behalf of such Guarantor.

     SECTION 10.04  When a Guarantor May Merge, etc.  No Guarantor shall
                    -------------------------------
consolidate with or merge with or into (whether or not such Guarantor is the surviving person) another corporation, Person or entity whether or not affiliated with such Guarantor (but excluding any consolidation, amalgamation or merger if the surviving corporation is no longer a Subsidiary) unless (i) subject to the provisions of Section 10.05 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee under the Senior Notes and this Indenture and (ii) immediately after giving effect to such transaction, no Default or Event of Default exists. In connection with any such consolidation or merger, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel stating that such consolidation, amalgamation or merger is permitted by this Section 10.04.

     SECTION 10.05  Release of a Guarantor.  (a)  Upon the sale or other
                    ----------------------
transfer of all of the Capital Stock of a Guarantor to any Person that is not an Affiliate of the Company in compliance with the terms of this Indenture (including, without limitation, Section 4.08 hereof), such Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Indenture without any further action required on the part of the Trustee or any Holder; provided that the Net Cash Proceeds of such
                                   --------
sale or other disposition are applied in accordance with Section 4.08 of this Indenture as if such sale or disposition were an Asset Sale and in accordance with the applicable provisions of this Indenture. The Trustee shall deliver an appropriate instrument or instruments evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to the compliance with this Section 10.05(a) and the other applicable provisions of this Indenture.

     (b) Notwithstanding the foregoing, any Senior Note Guarantee by a Restricted Subsidiary shall be automatically and unconditionally released and discharged upon the release or discharge of the guarantee of Guaranteed Indebtedness which resulted in the creation of such Senior Note Guarantee pursuant to Section 4.10 hereof, except a discharge or release by, or as a result of, payment under such guarantee. The Trustee shall deliver an appropriate instrument or instruments evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to compliance with this Section 10.05(b) and the other applicable provisions of this Indenture.


                                  ARTICLE XI

                          SATISFACTION AND DISCHARGE

     SECTION 11.01  Satisfaction and Discharge.  This Indenture shall upon the
                    --------------------------
request of the Company cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Senior Notes herein expressly provided for, the Company's obligations under Sections 7.07 and 11.04 hereof, and the Company's, the Trustee's and the Paying Agent's obligations under
Section 11.03 hereof) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

     (a)  either

          (i) all Senior Notes theretofore authenticated and delivered (other than (A) Senior Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (B) Senior Notes for whose payment money has been deposited in trust with the Trustee or any Paying Agent and thereafter paid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

          (ii) all such Senior Notes not theretofore delivered to the Trustee for cancellation

               (A)  have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose money or U.S. Government Obligations in an amount sufficient (as certified by an independent public accountant designated by the Company) to pay and discharge the entire indebtedness on such Senior Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest and Special Interest, if any, to the date of such deposit (in the case of Senior Notes which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company;

     (c) no Default or Event of Default with respect to the Senior Notes shall have occurred and be continuing on the date of such deposit and after giving effect to such deposit; and

     (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the Company's obligations in Sections 2.03, 2.04, 2.06, 2.07, 2.11, 7.07, 7.08,
11.02, 11.03 and 11.04 and the Trustee's and Paying Agent's obligations in
Section 11.03 shall survive until the Senior Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 11.03 and 11.04 and the Trustee's and Paying Agent's obligations in Section 11.03 shall survive.

     In order to have money available on a payment date to pay principal or interest on the Senior Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

     SECTION 11.02  Application of Trust Money.  All money deposited with the
                    --------------------------
Trustee pursuant to Section 11.01 shall be held in trust and, at the written direction of the Company, be invested prior to maturity in U.S. Government Obligations, and applied by the Trustee in accordance with the provisions of the Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium if any) and interest (including Special Interest, if any) for the payment of which money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 11.03  Repayment to the Company.  The Trustee and the Paying Agent
                    ------------------------
shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided that the Company shall have either caused notice of
                 --------
such payment to be mailed to each Holder of the Senior Notes entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York, including, without limitation, The Wall Street Journal. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     SECTION 11.04  Reinstatement.  If the Trustee or Paying Agent is unable to
                    -------------
apply any money or U.S. Government Obligations in accordance with Section 11.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and Guarantors' obligations under this Indenture, the Senior Notes and the Senior Note Guarantees, if any, shall be revived and reinstated as though no deposit has occurred pursuant to Section
11.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 11.02; provided that if the Company or the Guarantors have made any payment of interest
--------
on or principal of any Senior Notes because of the reinstatement of their obligations, the Company or such Guarantors shall be subrogated to the rights of the Holders of such Senior Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE XII

                                 MISCELLANEOUS

     SECTION 12.01.  Trust Indenture Act Controls. If and to the extent that any
                     ----------------------------
provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control. If any provisions of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     SECTION 12.02.  Notices.  Any notice or communication shall be in writing
                     -------
and delivered in person or mailed by first class mail, postage prepaid, addressed as follows: if to the Company: United USN, Inc., 10 South Riverside Plaza, Suite 410, Chicago, Illinois 60606-3709, Attention: Ronald W. Gavillet, with a copy to Skadden, Arps, Slate, Meagher & Flom, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Gary P. Cullen; if to the Trustee: Harris Trust and Savings Bank, 311 West Monroe, Chicago, Illinois 60606, Attention:
Indenture Trustee Administration.

     The Company or the Trustee, by notice to the other, many designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Holder shall be sent to the Holder by first class mail, postage prepaid, at the Holder's address as it appears in the Security Register and shall be duly given if so sent within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed to the Company, the Trustee or a Holder in the manner provided above, it is duly given, whether or not the addressee receives it, but shall not be effective in the case of the Trustee unless it is actually received. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail to Holders, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 12.03. Certificate and Opinion as to Conditions Precedent.  Upon
                    --------------------------------------------------
any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee: (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 12.04.  Statements Required in Certificate or Opinion.  Each
                     ----------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.19 hereof) shall include: (a) a statement that the individual making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such individual, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

     SECTION 12.05.  Communications by Holders with Other Holders.  Holders may
                     --------------------------------------------
communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Senior Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

     SECTION 12.06.  Rules by Trustee, Paying Agent and Registrar.  The Trustee
                     --------------------------------------------
may make reasonable rules for action by or a meeting of Holders, and any Registrar and Paying Agent may make reasonable rules for their functions; provided that no such rule shall conflict with terms of this Indenture or the
--------
Trust Indenture Act.

     SECTION 12.07.  Payments on Business Days.  If a payment hereunder is
                     -------------------------
scheduled to be made on a date that is not a Business Day, payment shall be made on the next succeeding date that is a Business Day, and no interest shall accrue with respect to that payment during the intervening period. If a regular record date is a date that is not a Business Day, such record date shall not be affected.

     SECTION 12.08.  Governing Law.  THIS INDENTURE AND THE SENIOR NOTES SHALL
                     -------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

     SECTION 12.09.  No Recourse Against Others.  No director, officer,
                     --------------------------
employer, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Senior Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Senior Note, each Holder waives and releases all such

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

liability (but only such liability) as part of the consideration for issuance of such Senior Note to such Holder.

     SECTION 12.10.  Successors.  All agreements of the Company in this
                     ----------
Indenture and the Senior Notes shall bind its successors and assigns whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns whether so expressed or not.

     SECTION 12.11.  Counterparts.  This Indenture may be executed in any number
                     ------------
of counterparts and by the parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 12.12.  Table of Contents; Headings.  The table of contents, cross-
                     ---------------------------
reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     SECTION 12.13.  Severability.  In case any provision in this Indenture
                     ------------
or in Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 12.14.  Further Instruments and Acts.  Upon request of the Trustee,
                     ----------------------------
the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     SECTION 12.15.  Independent Covenants.  Each covenant contained in this
                     ---------------------
Indenture is intended by the parties to be a separate and independent covenant, the compliance or noncompliance with such to be determined independently and without regard to whether the Company or a Restricted Subsidiary is in compliance with another covenant contained in this Indenture.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              UNITED USN, INC.



                              By____________________________________
                              Name: J. Thomas Elliott
                              Title: President,
                                      Chief Executive Officer
                                      and Chief Operating Officer


[Corporate Seal]

Attest

__________________________


                              HARRIS TRUST AND SAVINGS BANK,
                                as Trustee



                              By____________________________________
                              Name:
                              Title:


[Corporate Seal]

Attest

__________________________

STATE OF NEW YORK             )
                              )     SS.:
COUNTY OF NEW YORK            )


     On the ___ day of September, 1996, before me personally came J. Thomas Elliott, to me known, who being by me duly sworn, did depose and say that he is President, Chief Executive Officer and Chief Operating Officer of United USN, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                              __________________________________________
                              Notary Public

                              State of New York
                              My commission expires

[Seal]

STATE OF NEW YORK             )
                              )     SS.:
COUNTY OF NEW YORK            )


     On the ___ day of September, 1996, before me personally came Joseph McFadden, to me known, who being by me duly sworn, did depose and say that he is Vice President of Harris Trust and Savings Bank, the Trustee described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                              _____________________________________________
                              Notary Public

                              State of New York
                              My commission expires

[Seal]